SchwabFunds-Registered Trademark-

Schwab MarketManager
Portfolios-TM-

- Growth

- Balanced

- Small Cap

- International



Annual Report
October 31, 1998

SCHWAB MARKETMANAGER PORTFOLIOS-TM-

We are pleased to bring you this annual report for the Schwab MarketManager Portfolios (the Portfolios) for the one-year period ended October 31, 1998. In this report you will find performance statistics and other useful information for the following four Portfolios:

    Schwab MarketManager Growth Portfolio
    Schwab MarketManager Balanced Portfolio
    Schwab MarketManager Small Cap Portfolio
    Schwab MarketManager International Portfolio

We appreciate that our investors recognize that the MarketManager Portfolios can be a smart and efficient way to participate in a professionally managed portfolio of actively managed mutual funds. Senior Portfolio Manager Cynthia Liu and her team, supported by the Schwab Center for Investment Research, use sophisticated quantitative tools and techniques to provide a level of day-to-day portfolio analysis and management that few investors could replicate.

FUND LISTINGS

The MarketManager Portfolios are listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY and most local newspapers as follows under the heading SCHWABFUNDS:-Registered Trademark-

NEWSPAPER LISTING*   SYMBOL
MM Gro                 SWOGX
MM Bal                 SWOBX
MM Intl                SWOIX
MM SCp                 SWOSX

*Note that newspaper listings will indicate the previous day's quotation.

CONTENTS

----------------------------------------------------
A Message from the Chairman                        1
----------------------------------------------------
What Every Investor Should Know                    2
----------------------------------------------------
Market Overview                                    4
----------------------------------------------------
Portfolio Management                               8
----------------------------------------------------
Schwab MarketManager Growth Portfolio              9
----------------------------------------------------
Schwab MarketManager Balanced Portfolio           11
----------------------------------------------------
Schwab MarketManager Small Cap Portfolio          17
----------------------------------------------------
Schwab MarketManager International
 Portfolio                                        21
----------------------------------------------------
Financial Statements and Notes                    25
----------------------------------------------------

A MESSAGE FROM THE CHAIRMAN

Dear Shareholder:

[PHOTO]

No doubt you've experienced the extreme volatility in the stock market over the past year. The 12-month reporting period ended October 31, 1998, has served as a clear example of how the performance of different asset classes can vary substantially over a given time frame. For example, large-cap stocks made an impressive rebound in September and October to provide the highest asset-class returns for the period, even more spectacular when viewed against the lackluster performance of small-caps. Similarly, the divergence between the returns of value versus growth styles, Europe versus Asia, and emerging versus developed markets reflects the volatility that's been inherent in the overall market for the past year.

Given this divergent performance, we think the message is clear: Expect volatility, and understand that it's extremely difficult to predict which asset classes will be strong performers and which will suffer. One way to cushion the volatility is to be sure that you're adequately diversified in your investments and that you've properly allocated your assets based on your investing needs and goals. By investing in one of our SchwabFunds,-Registered Trademark- you've already taken an important step in building a portfolio that can help you meet your future goals. On the following pages, we outline several ways to help you reach those goals by establishing-- or maintaining--an ongoing investment program.

NEW INVESTMENT OPPORTUNITIES TO CONSIDER

As we mentioned briefly in our previous shareholder report, we recently introduced the SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO, which targets 100% equity investing. It can provide you with diversified exposure to three different areas of the stock market: U.S. large-cap, U.S. small-cap and international stocks. For even greater diversification, our three other Schwab MarketTrack Portfolios-TM---Growth, Balanced and Conservative--may help you achieve your desired asset allocation in stocks, bonds and cash in a single investment. For additional information and a prospectus on the Schwab MarketTrack Portfolios or any of our SchwabFunds, please call us toll-free at 1-800-435-4000. Each prospectus contains complete information on our Funds, including their fees and expenses; please read the prospectus carefully before you invest.

The support of investors like you has helped Charles Schwab Investment Management, Inc. (CSIM) become one of the largest and fastest-growing mutual fund families in the nation. CSIM now manages more than $77 billion in assets on behalf of more than 3.2 million SchwabFunds shareholders. We offer a broad spectrum of 38 mutual funds for investors with varying financial situations and goals.

Once again, thank you for your investment in SchwabFunds. We continue to do everything we can to warrant the trust you have placed in us.

Sincerely,

/s/ Charles R. Schwab

Charles R. Schwab
October 31, 1998

  THE YEAR 2000 AND EURO CONVERSION ISSUES

  Two issues with the potential to disrupt portfolio operations and affect performance are the inability of some computers to recognize the year 2000 and the conversion of certain European currencies to the euro beginning on January 1, 1999. The investment adviser will continue to take steps to enable its systems to handle these changes. With regard to the year 2000 problem, the investment adviser is also seeking assurances that its service providers and business partners are taking similar steps as well. However, it is impossible to know in advance exactly how either of these issues will affect portfolio administration, portfolio performance (particularly for portfolios with European exposure) or securities markets in general.

WHAT EVERY INVESTOR SHOULD KNOW

WHY ASSET ALLOCATION MATTERS

As most investors know, one of the most compelling reasons to invest in a mutual fund is diversification. By allocating your assets across many different securities, a fund can help reduce the risk that you might otherwise encounter by owning just a few stocks or bonds.

But remember that diversification across asset classes can be just as important as diversification within one of the mutual funds you own. As you probably know, stocks historically have offered much higher returns over the long term than bonds, cash or other asset classes, but those returns have come at the price of higher volatility. To help mitigate some of that risk, many investors often include at least some bonds and cash in their portfolios. They also diversify their exposure across different stock market segments--such as large-cap and small-cap U.S. stocks and international stocks, which have tended to move with less-than-perfect correlation over time. In short, allocating assets across market segments may help reduce your overall portfolio risk.

Asset allocation can sound simple in theory, but most individual investors find it difficult to put into practice. Few of us have the time or resources to keep track of the market and maintain balanced exposure across asset classes. For example, if stocks perform especially well during a certain period, your equity exposure may grow to take up a bigger share of your portfolio than you're comfortable with.

That's why it makes a lot of sense to "automate" your asset allocation decisions. Schwab has developed a broad spectrum of portfolio solutions that make it convenient for you to apply this time-tested investment strategy.
If you'd like more information, please access our Web site at WWW.SCHWAB.COM/SCHWABFUNDS, call us at 1-800-435-4000 or visit the Schwab branch nearest you.

REGULAR-INVESTING STRATEGIES

Another way to help dampen the effects of short-term market volatility is to invest the same amount of money on a regular basis. With this investment strategy, known as DOLLAR-COST AVERAGING, you automatically buy more shares when stock or bond prices are low and fewer when they're high.

A hypothetical example can help illustrate this concept. Let's say you invest $400 on a monthly basis in a single mutual fund, as shown below. Because of fluctuating prices, your per-share purchase price varies monthly. A simple average of your five purchase prices would yield $8.20 per share; however, your AVERAGE COST BASIS (your total investment divided by the number of shares actually purchased) would be significantly lower--by more than $0.50 per share. The net result in this example is that your average cost per share is reduced and you'd have purchased more shares than you would have had you paid the average share price over the five-month period.

                                                    No. of
                           Fixed                    Shares
                        Investment   Share Price   Purchased
-------------------------------------------------------------
Month 1                       $400          $10           40
-------------------------------------------------------------
Month 2                       $400           $8           50
-------------------------------------------------------------
Month 3                       $400           $5           80
-------------------------------------------------------------
Month 4                       $400           $8           50
-------------------------------------------------------------
Month 5                       $400          $10           40
-------------------------------------------------------------
Totals                      $2,000          $41          260
-------------------------------------------------------------
AVERAGE SHARE PRICE ($41  DIVIDED BY 5 periods):       $8.20
YOUR AVERAGE COST BASIS
  ($2,000  DIVIDED BY 260 shares):                     $7.69
PER-SHARE ADVANTAGE:                                   $0.51

This example is for illustrative purposes only and is not intended to predict or guarantee the performance of any particular fund available through Schwab.

(Of course, in this example, hindsight shows you that your best move would have been to invest your entire $2,000 in Month 3, when the share price was at a low of $5--but it's unlikely that you would have been able to predict that.)

 SCHWAB'S 10 INVESTING PRINCIPLES

  1 START WITH THE BASICS FOR LONG-TERM INVESTING.

  2 GET STARTED NOW!

  3 KNOW YOURSELF.

  4 INVEST IN THE STOCK MARKET FOR GROWTH.

  5 TAKE A LONG-TERM VIEW.

  6 BUILD A DIVERSIFIED PORTFOLIO.

  7 CONSIDER BONDS AND CASH FOR DIVERSIFICATION AND INCOME.

  8 MINIMIZE YOUR EXPENSES.

  9 STAY ON TRACK.

 10 BECOME A LIFELONG INVESTOR.

In addition to reducing your per-share costs over time, dollar-cost averaging provides another benefit: the discipline of investing regularly. You're more likely to maintain a regular investment plan if it's automatic: You don't have to think about it, and you minimize any propensity to skip an investment in favor of some other expenditure. To encourage this discipline, Schwab offers you two convenient, no-cost ways to begin or maintain a program of regular investing:

Schwab's AUTOMATIC INVESTMENT PLAN (AIP) allows you to automatically purchase--on a regular basis--additional shares in mutual funds that you already own. For amounts as little as $100 per month, you can use the cash or sweep shares of your existing Schwab Money Fund,(1) or you can enroll in Schwab's free MoneyLink Transfer Service to automatically transfer money to your Schwab account.

With Schwab MONEYLINK,-TM- our electronic funds transfer service, you can arrange to regularly and automatically transfer money between your bank account and your Schwab account. It's a convenient way to build your investment over time.

(1)Includes uninvested cash and margin cash available. If sufficient cash is not available, your automatic purchases will not be made.

Please be aware that these programs--and dollar-cost averaging in general--do not ensure a profit or protect against a loss, and investors should know that markets fall as well as rise. Because dollar-cost averaging involves continuous investment in securities regardless of fluctuating prices, you should consider your financial ability to purchase in both up and down markets. Over the long term, however, dollar-cost averaging may help smooth out volatility caused by short-term market trends. For more information, please call us at 1-800-435-4000.

WE MAKE IT EASY TO INVEST

We try to make it easy and convenient for you to invest in our SchwabFunds.-Registered Trademark- In addition to our automated methods, you can also invest through our Web site at WWW.SCHWAB.COM, through our automated touchtone telephone service, TeleBroker,-Registered Trademark- by calling 1-800-272-4922, or in person at any of our nationwide branches.

 KEEPING YOU INFORMED

  You can find a wealth of information about our investment philosophy and Funds, as well as the market and economic environment, at our Web site:
  WWW.SCHWAB.COM/SCHWABFUNDS. In addition, monthly Portfolio commentaries are available by calling our toll-free Shareholder Information Line at 1-888-9 NO-LOAD.

MARKET OVERVIEW

U.S. ECONOMIC GROWTH

The U.S. economy, as measured by gross domestic product (GDP), continued to grow at a strong real rate of 3.5% during the first three quarters of 1998--well in excess of the Federal Reserve's estimated noninflationary growth rate of 2.0% to 2.75%. Hurt by the Asian economic crisis and declining exports, the growth rate slowed from 5.5% in the first quarter to 1.8% in the second quarter. Strong consumer spending--which represents about two-thirds of economic activity-- helped the growth rate rebound to 3.3% during the third quarter.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            REAL GDP GROWTH RATE
  QUARTERLY PERCENTAGE CHANGE (ANNUALIZED
                   RATE)

Q1 1990                                            3.9%
Q2 1990                                            1.2%
Q3 1990                                           -1.9%
Q4 1990                                           -4.0%
Q1 1991                                           -2.1%
Q2 1991                                            1.8%
Q3 1991                                            1.0%
Q4 1991                                            1.0%
Q1 1992                                            4.7%
Q2 1992                                            2.5%
Q3 1992                                            3.0%
Q4 1992                                            4.3%
Q1 1993                                            0.1%
Q2 1993                                            2.0%
Q3 1993                                            2.1%
Q4 1993                                            5.3%
Q1 1994                                            3.0%
Q2 1994                                            4.7%
Q3 1994                                            1.8%
Q4 1994                                            3.6%
Q1 1995                                            1.7%
Q2 1995                                            0.4%
Q3 1995                                            3.3%
Q4 1995                                            2.8%
Q1 1996                                            3.3%
Q2 1996                                            6.1%
Q3 1996                                            2.1%
Q4 1996                                            4.2%
Q1 1997                                            4.2%
Q2 1997                                            4.0%
Q3 1997                                            4.2%
Q4 1997                                            3.0%
Q1 1998                                            5.5%
Q2 1998                                            1.8%
Q3 1998                                            3.9%
Source: BLOOMBERG L.P.

At the time of this writing, the consensus of most economists is that the U.S. economy appears poised for growth--but at a more moderate rate than over the previous nine months. High levels of consumer confidence, low interest rates, rising real wages and strong gains in stock prices have been the principal factors continuing this lengthy expansion. Uncertainties persist, however, as to the ultimate effect that international economic problems may have on the U.S. economy, particularly on corporate earnings. Going forward, the behavior of domestic consumers in response to recent stock market volatility also may be a key determinant of whether the economy continues on its current course or softens in 1999.

UNEMPLOYMENT

After declining to 4.3% in April and May--its lowest level in 28 years--the U.S. unemployment rate stood at 4.6% in October. Labor markets have become extremely tight, growth in the labor force has slowed and wage increases are beginning to put more pressure on labor costs (see Employment Cost Index on the following page).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   U.S. UNEMPLOYMENT RATE
   SOURCE: BLOOMBERG L.P.

Jan-90                             5.4%
Feb-90                             5.3%
Mar-90                             5.2%
Apr-90                             5.4%
May-90                             5.4%
Jun-90                             5.2%
Jul-90                             5.5%
Aug-90                             5.7%
Sep-90                             5.9%
Oct-90                             5.9%
Nov-90                             6.2%
Dec-90                             6.3%
Jan-91                             6.4%
Feb-91                             6.6%
Mar-91                             6.8%
Apr-91                             6.7%
May-91                             6.9%
Jun-91                             6.9%
Jul-91                             6.8%
Aug-91                             6.9%
Sep-91                             6.9%
Oct-91                             7.0%
Nov-91                             7.0%
Dec-91                             7.3%
Jan-92                             7.3%
Feb-92                             7.4%
Mar-92                             7.4%
Apr-92                             7.4%
May-92                             7.6%
Jun-92                             7.8%
Jul-92                             7.7%
Aug-92                             7.6%
Sep-92                             7.6%
Oct-92                             7.3%
Nov-92                             7.4%
Dec-92                             7.4%
Jan-93                             7.3%
Feb-93                             7.1%
Mar-93                             7.0%
Apr-93                             7.1%
May-93                             7.1%
Jun-93                             7.0%
Jul-93                             6.9%
Aug-93                             6.8%
Sep-93                             6.7%
Oct-93                             6.8%
Nov-93                             6.6%
Dec-93                             6.5%
Jan-94                             6.6%
Feb-94                             6.6%
Mar-94                             6.5%
Apr-94                             6.4%
May-94                             6.0%
Jun-94                             6.1%
Jul-94                             6.1%
Aug-94                             6.1%
Sep-94                             5.9%
Oct-94                             5.8%
Nov-94                             5.6%
Dec-94                             5.4%
Jan-95                             5.6%
Feb-95                             5.4%
Mar-95                             5.4%
Apr-95                             5.7%
May-95                             5.6%
Jun-95                             5.6%
Jul-95                             5.7%
Aug-95                             5.7%
Sep-95                             5.7%
Oct-95                             5.6%
Nov-95                             5.6%
Dec-95                             5.6%
Jan-96                             5.7%
Feb-96                             5.5%
Mar-96                             5.5%
Apr-96                             5.5%
May-96                             5.5%
Jun-96                             5.3%
Jul-96                             5.5%
Aug-96                             5.2%
Sep-96                             5.2%
Oct-96                             5.3%
Nov-96                             5.4%
Dec-96                             5.3%
Jan-97                             5.3%
Feb-97                             5.3%
Mar-97                             5.2%
Apr-97                             5.0%
May-97                             4.8%
Jun-97                             5.0%
Jul-97                             4.9%
Aug-97                             4.9%
Sep-97                             4.9%
Oct-97                             4.8%
Nov-97                             4.6%
Dec-97                             4.7%
Jan-98                             4.7%
Feb-98                             4.6%
Mar-98                             4.7%
Apr-98                             4.3%
May-98                             4.3%
Jun-98                             4.5%
Jul-98                             4.5%
Aug-98                             4.5%
Sep-98                             4.6%
Oct-98                             4.6%

INFLATION

Price inflation remained remarkably well contained. The Consumer Price Index
(CPI) rose just 1.5% for the year ended October 1998, reaching levels during the reporting period that were the lowest since January 1987. Its core rate (which excludes the more volatile food and energy components) rose 2.3%--also very low.

The Employment Cost Index (ECI), which measures inflation in wages, salaries and benefits, increased 3.7% for the year ended September 30, 1998--its largest increase in more than six years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   MEASURES OF INFLATION
                             MONTHLY CONSUMER PRICE INDEX              QUARTERLY EMPLOYMENT COST INDEX
Jan-90                                                5.2%     Jan-90                             5.46%
Feb-90                                                5.3%     Feb-90                             5.46%
Mar-90                                                5.2%     Mar-90                             5.46%
Apr-90                                                4.7%     Apr-90                             5.40%
May-90                                                4.4%     May-90                             5.40%
Jun-90                                                4.7%     Jun-90                             5.40%
Jul-90                                                4.8%     Jul-90                             5.22%
Aug-90                                                5.6%     Aug-90                             5.22%
Sep-90                                                6.2%     Sep-90                             5.22%
Oct-90                                                6.3%     Oct-90                             4.87%
Nov-90                                                6.3%     Nov-90                             4.87%
Dec-90                                                6.1%     Dec-90                             4.87%
Jan-91                                                5.7%     Jan-91                             4.60%
Feb-91                                                5.3%     Feb-91                             4.60%
Mar-91                                                4.9%     Mar-91                             4.60%
Apr-91                                                4.9%     Apr-91                             4.55%
May-91                                                5.0%     May-91                             4.55%
Jun-91                                                4.7%     Jun-91                             4.55%
Jul-91                                                4.4%     Jul-91                             4.30%
Aug-91                                                3.8%     Aug-91                             4.30%
Sep-91                                                3.4%     Sep-91                             4.30%
Oct-91                                                2.9%     Oct-91                             4.28%
Nov-91                                                3.0%     Nov-91                             4.28%
Dec-91                                                3.1%     Dec-91                             4.28%
Jan-92                                                2.6%     Jan-92                             4.03%
Feb-92                                                2.8%     Feb-92                             4.03%
Mar-92                                                3.2%     Mar-92                             4.03%
Apr-92                                                3.2%     Apr-92                             3.63%
May-92                                                3.0%     May-92                             3.63%
Jun-92                                                3.1%     Jun-92                             3.63%
Jul-92                                                3.2%     Jul-92                             3.50%
Aug-92                                                3.1%     Aug-92                             3.50%
Sep-92                                                3.0%     Sep-92                             3.50%
Oct-92                                                3.2%     Oct-92                             3.48%
Nov-92                                                3.0%     Nov-92                             3.48%
Dec-92                                                2.9%     Dec-92                             3.48%
Jan-93                                                3.3%     Jan-93                             3.52%
Feb-93                                                3.2%     Feb-93                             3.52%
Mar-93                                                3.1%     Mar-93                             3.52%
Apr-93                                                3.2%     Apr-93                             3.59%
May-93                                                3.2%     May-93                             3.59%
Jun-93                                                3.0%     Jun-93                             3.59%
Jul-93                                                2.8%     Jul-93                             3.55%
Aug-93                                                2.8%     Aug-93                             3.55%
Sep-93                                                2.7%     Sep-93                             3.55%
Oct-93                                                2.8%     Oct-93                             3.53%
Nov-93                                                2.7%     Nov-93                             3.53%
Dec-93                                                2.7%     Dec-93                             3.53%
Jan-94                                                2.5%     Jan-94                             3.23%
Feb-94                                                2.5%     Feb-94                             3.23%
Mar-94                                                2.5%     Mar-94                             3.23%
Apr-94                                                2.4%     Apr-94                             3.21%
May-94                                                2.3%     May-94                             3.21%
Jun-94                                                2.5%     Jun-94                             3.21%
Jul-94                                                2.8%     Jul-94                             3.18%
Aug-94                                                2.9%     Aug-94                             3.18%
Sep-94                                                3.0%     Sep-94                             3.18%
Oct-94                                                2.6%     Oct-94                             2.99%
Nov-94                                                2.7%     Nov-94                             2.99%
Dec-94                                                2.7%     Dec-94                             2.99%
Jan-95                                                2.8%     Jan-95                             2.88%
Feb-95                                                2.9%     Feb-95                             2.88%
Mar-95                                                2.9%     Mar-95                             2.88%
Apr-95                                                3.1%     Apr-95                             2.87%
May-95                                                3.2%     May-95                             2.87%
Jun-95                                                3.0%     Jun-95                             2.87%
Jul-95                                                2.8%     Jul-95                             2.68%
Aug-95                                                2.6%     Aug-95                             2.68%
Sep-95                                                2.5%     Sep-95                             2.68%
Oct-95                                                2.8%     Oct-95                             2.75%
Nov-95                                                2.6%     Nov-95                             2.75%
Dec-95                                                2.5%     Dec-95                             2.75%
Jan-96                                                2.7%     Jan-96                             2.80%
Feb-96                                                2.7%     Feb-96                             2.80%
Mar-96                                                2.8%     Mar-96                             2.80%
Apr-96                                                2.9%     Apr-96                             2.87%
May-96                                                2.9%     May-96                             2.87%
Jun-96                                                2.8%     Jun-96                             2.87%
Jul-96                                                3.0%     Jul-96                             2.84%
Aug-96                                                2.9%     Aug-96                             2.84%
Sep-96                                                3.0%     Sep-96                             2.84%
Oct-96                                                3.0%     Oct-96                             2.91%
Nov-96                                                3.3%     Nov-96                             2.91%
Dec-96                                                3.3%     Dec-96                             2.91%
Jan-97                                                3.0%     Jan-97                             2.88%
Feb-97                                                3.0%     Feb-97                             2.88%
Mar-97                                                2.8%     Mar-97                             2.88%
Apr-97                                                2.5%     Apr-97                             2.79%
May-97                                                2.2%     May-97                             2.79%
Jun-97                                                2.3%     Jun-97                             2.79%
Jul-97                                                2.2%     Jul-97                             2.99%
Aug-97                                                2.2%     Aug-97                             2.99%
Sep-97                                                2.2%     Sep-97                             2.99%
Oct-97                                                2.1%     Oct-97                             3.29%
Nov-97                                                1.8%     Nov-97                             3.29%
Dec-97                                                1.7%     Dec-97                             3.29%
Jan-98                                                1.6%     Jan-98                             3.26%
Feb-98                                                1.4%     Feb-98                             3.26%
Mar-98                                                1.4%     Mar-98                             3.26%
Apr-98                                                1.4%     Apr-98                             3.50%
May-98                                                1.7%     May-98                             3.50%
Jun-98                                                1.7%     Jun-98                             3.50%
Jul-98                                                1.7%     Jul-98                             3.70%
Aug-98                                                1.6%     Aug-98                             3.70%
Sep-98                                                1.5%     Sep-98                             3.70%
Oct-98                                                1.5%     Oct-98
Source: BLOOMBERG L.P.

Although inflation has been well contained, the combination of a tight labor market (as evidenced by low unemployment rates) and strong economic growth typically leads to inflationary pressures on wages and, ultimately, prices. In this environment, productivity growth becomes particularly important. Strong productivity gains allow companies to pay higher wages without raising prices. Through the third quarter of 1998, year-to-date nonfarm productivity grew at an annualized rate of 2.3%, continuing a healthy trend that began in 1996.

ASSET CLASS PERFORMANCE

The 12-month reporting period served as a textbook example of the benefits of asset allocation, demonstrating that various segments of the equity market can exhibit markedly divergent returns as well as the relative stability of bond and cash asset classes.

The equity markets experienced significant volatility throughout the period; however, what was truly remarkable was the difference between the returns of large- and small-cap stocks. Large-cap stocks, as represented by the S&P 500-Registered Trademark- Index, achieved a total return of 22.0% for the 12-month period, while small-cap stocks, as represented by the Russell 2000-Registered Trademark- Index, experienced a total decline of 11.9%, resulting in a difference of 33.9% between the 12-month total returns for the two asset classes.

International stock returns were characterized by the markedly divergent performance of Asian countries, which experienced significant declines, and European countries, which experienced healthy gains for the period. International stock returns, as represented by the MSCI-EAFE-Registered Trademark- Index, experienced a positive total return of 9.7% for the 12-month reporting period.

Reflecting the decline in interest rates, fixed income returns were generally strong for the period. Bond returns, as represented by the Lehman Brothers Aggregate Bond Index, were 9.3% for the 12-month reporting period.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      TOTAL-RETURN PERFORMANCE
VALUE OF A HYPOTHETICAL $1 INVESTMENT
                                                                   RUSSELL
                                       S&P 500-REGISTERED      2000-REGISTERED       MSCE-EAFE-REGISTERED
                                           TRADEMARK-             TRADEMARK-              TRADEMARK-          LEHMAN AGGREGATE
                                              INDEX                 INDEX                    INDEX               BOND INDEX
Inception                                            1.000                   1.000                    1.000               1.000
Nov-97                                               1.046                   0.994                    0.990               1.005
Dec-97                                               1.064                   1.011                    0.998               1.015
Jan-98                                               1.076                   0.995                    1.044               1.028
Feb-98                                               1.154                   1.068                    1.111               1.027
Mar-98                                               1.213                   1.112                    1.145               1.030
Apr-98                                               1.225                   1.118                    1.154               1.036
May-98                                               1.204                   1.058                    1.149               1.046
Jun-98                                               1.253                   1.060                    1.157               1.054
Jul-98                                               1.240                   0.975                    1.169               1.057
Aug-98                                               1.061                   0.785                    1.024               1.074
Sep-98                                               1.129                   0.847                    0.993               1.099
Oct-98                                               1.220                   0.881                    1.096               1.093
Compiled by Charles Schwab & Co.,
Inc.

TOTAL RETURN ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The indices represent returns of specific market sectors during the reporting period and do not reflect the performance of any fund. Indices are unmanaged and, unlike a fund, do not reflect the payment of advisory fees and other expenses associated with an investment in a fund. Investors cannot invest in an index directly.

(1)The MSCI-EAFE Index, also referred to as the MSCI-EAFE (ND) Index, represents total return net of foreign income taxes withheld on dividends.

U.S. EQUITY VALUATION

The price/earnings (P/E) ratio for the S&P 500 Index demonstrated the volatility of U.S. equities during the reporting period. (The price/earnings ratio, also known as a multiple, is the price of a stock divided by its earnings per share, and generally indicates how much investors are willing to pay for a company's earning potential.) At the end of October 1997, the P/E ratio of the S&P 500 Index was 22.8. It reached a high for the decade of 28.3 in April, then declined precipitously to 22.8 at the end of August before rising once again to 27.6 at the end of October 1998. In addition to the P/E ratio's volatility, current valuation levels remain well above the S&P 500's 30-year average of 15.0.

Based on other traditional market valuation measures such as the price-to-book value ratio or dividend yield, the U.S. stock market continues to remain at high valuation levels.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  S&P 500 PRICE/EARNINGS RATIO

Jan-90                                 14.37
Feb-90                                 14.21
Mar-90                                 14.77
Apr-90                                 14.82
May-90                                 15.84
Jun-90                                 16.66
Jul-90                                 16.65
Aug-90                                 15.57
Sep-90                                 14.90
Oct-90                                 14.36
Nov-90                                 14.59
Dec-90                                 15.19
Jan-91                                 14.95
Feb-91                                 16.82
Mar-91                                 17.48
Apr-91                                 17.85
May-91                                 17.92
Jun-91                                 17.96
Jul-91                                 18.07
Aug-91                                 19.72
Sep-91                                 19.88
Oct-91                                 19.92
Nov-91                                 21.02
Dec-91                                 21.85
Jan-92                                 23.35
Feb-92                                 23.83
Mar-92                                 25.45
Apr-92                                 25.51
May-92                                 25.71
Jun-92                                 25.08
Jul-92                                 25.61
Aug-92                                 25.50
Sep-92                                 24.37
Oct-92                                 23.94
Nov-92                                 24.08
Dec-92                                 24.01
Jan-93                                 24.20
Feb-93                                 24.25
Mar-93                                 24.22
Apr-93                                 23.20
May-93                                 23.21
Jun-93                                 22.58
Jul-93                                 22.52
Aug-93                                 23.02
Sep-93                                 23.74
Oct-93                                 23.97
Nov-93                                 22.55
Dec-93                                 23.55
Jan-94                                 22.98
Feb-94                                 21.17
Mar-94                                 20.34
Apr-94                                 20.10
May-94                                 20.16
Jun-94                                 19.76
Jul-94                                 18.64
Aug-94                                 18.90
Sep-94                                 18.26
Oct-94                                 17.55
Nov-94                                 16.58
Dec-94                                 16.98
Jan-95                                 16.23
Feb-95                                 16.20
Mar-95                                 16.50
Apr-95                                 16.02
May-95                                 16.43
Jun-95                                 16.82
Jul-95                                 16.55
Aug-95                                 16.18
Sep-95                                 16.86
Oct-95                                 16.18
Nov-95                                 17.14
Dec-95                                 17.41
Jan-96                                 18.11
Feb-96                                 18.56
Mar-96                                 18.94
Apr-96                                 19.16
May-96                                 19.48
Jun-96                                 19.30
Jul-96                                 18.31
Aug-96                                 18.62
Sep-96                                 19.75
Oct-96                                 19.60
Nov-96                                 21.05
Dec-96                                 20.70
Jan-97                                 20.55
Feb-97                                 20.98
Mar-97                                 19.87
Apr-97                                 20.24
May-97                                 21.43
Jun-97                                 22.45
Jul-97                                 23.92
Aug-97                                 22.64
Sep-97                                 24.00
Oct-97                                 22.84
Nov-97                                 24.02
Dec-97                                 24.51
Jan-98                                 24.99
Feb-98                                 26.44
Mar-98                                 27.76
Apr-98                                 26.51
May-98                                 26.12
Jun-98                                 27.09
Jul-98                                 26.78
Aug-98                                 22.77
Sep-98                                 24.23
Oct-98                                 27.58
30-Year Average
Source: BLOOMBERG L.P.

TREASURY YIELDS

Treasury yields fell significantly during the 12-month reporting period--by 0.99% to 5.16% for 30-year bonds and by 1.48% to 4.23% for five-year notes. International economic problems were a major factor contributing to the decline in yields. Investors seeking a safe haven increased demand for U.S. Treasury securities and bid up prices, thereby decreasing Treasury bond yields. The Federal Reserve's decision to leave rates unchanged throughout most of the reporting period--in part due to international market turbulence as well as acceptable domestic economic statistics showing strong growth coupled with con-tained inflation--also led to favorable fixed income market conditions.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    30-YEAR AND FIVE-YEAR TREASURY BOND YIELDS
                                                      30-YEAR     FIVE-YEAR
                                                     TREASURY     TREASURY
                                                    BOND YIELD   NOTE YIELD
10/31/97                                                  6.15%        5.71%
11/7/97                                                   6.16%        5.81%
11/14/97                                                  6.11%        5.80%
11/21/97                                                  6.03%        5.75%
11/28/97                                                  6.05%        5.84%
12/5/97                                                   6.08%        5.88%
12/12/97                                                  5.93%        5.69%
12/19/97                                                  5.92%        5.71%
12/26/97                                                  5.90%        5.71%
1/2/98                                                    5.84%        5.61%
1/9/98                                                    5.73%        5.25%
1/16/98                                                   5.81%        5.40%
1/23/98                                                   5.97%        5.52%
1/30/98                                                   5.80%        5.38%
2/6/98                                                    5.92%        5.47%
2/13/98                                                   5.85%        5.42%
2/20/98                                                   5.87%        5.49%
2/27/98                                                   5.92%        5.59%
3/6/98                                                    6.02%        5.65%
3/13/98                                                   5.89%        5.53%
3/20/98                                                   5.89%        5.55%
3/27/98                                                   5.96%        5.68%
4/3/98                                                    5.79%        5.49%
4/10/98                                                   5.88%        5.56%
4/17/98                                                   5.88%        5.56%
4/24/98                                                   5.95%        5.63%
5/1/98                                                    5.93%        5.62%
5/8/98                                                    5.98%        5.65%
5/15/98                                                   5.97%        5.67%
5/22/98                                                   5.90%        5.64%
5/29/98                                                   5.80%        5.55%
6/5/98                                                    5.79%        5.59%
6/12/98                                                   5.66%        5.45%
6/19/98                                                   5.67%        5.51%
6/26/98                                                   5.63%        5.49%
7/3/98                                                    5.60%        5.41%
7/10/98                                                   5.63%        5.40%
7/17/98                                                   5.75%        5.49%
7/24/98                                                   5.69%        5.48%
7/31/98                                                   5.71%        5.50%
8/7/98                                                    5.63%        5.38%
8/14/98                                                   5.54%        5.33%
8/21/98                                                   5.43%        5.19%
8/28/98                                                   5.34%        4.90%
9/4/98                                                    5.29%        4.89%
9/11/98                                                   5.23%        4.65%
9/18/98                                                   5.15%        4.52%
9/25/98                                                   5.11%        4.37%
10/2/98                                                   4.84%        4.08%
10/9/98                                                   5.12%        4.46%
10/16/98                                                  4.98%        4.04%
10/23/98                                                  5.18%        4.30%
10/30/98                                                  5.16%        4.23%
Source: BLOOMBERG L.P.

In an effort to provide liquidity to financial markets and shelter the U.S. economy from the impact of increasing weakness in foreign economies, the Federal Reserve cut short-term interest rates three times since the end of September. At the time of this writing, the federal funds rate stood at 4.75%.

INTERNATIONAL PERFORMANCE

The Morgan Stanley Capital International Europe, Australasia and Far East-Registered Trademark-(MSCI-EAFE) Index gained 9.7% in U.S. dollar terms (excluding reinvested dividends) during the 12-month reporting period. In local-currency terms, it gained 7.89%, reflecting the relative strength of most foreign currencies during the period.

Most European equity markets had strong returns over the 12 months ended October 31, 1998, with Finland, Belgium, Spain and Italy posting the strongest returns. In contrast, other markets-- principally non-European ones--declined sharply over the period. The worst-performing markets were New Zealand, Norway, Singapore and Japan. Malaysia, which would have had the lowest return, was dropped from the index in September.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    MSCI-EAFE COUNTRY $US RETURNS
    FOR THE ONE-YEAR PERIOD ENDED
              10/31/98
         SOURCE: DATASTREAM
Finland                                   55.62%
Belgium                                   47.96%
Spain                                     45.32%
Italy                                     39.08%
France                                    33.71%
Germany                                   28.11%
Switzerland                               23.24%
Ireland                                   17.76%
Denmark                                   12.97%
United Kingdom                            11.06%
Netherlands                                7.75%
Sweden                                     3.24%
Austria                                    2.61%
Australia                                 -0.89%
Hong Kong                                 -5.81%
Japan                                    -15.05%
Singapore                                -23.90%
Norway                                   -28.64%
New Zealand                              -35.03%

NOTE: Malaysian country total return data are not shown because Malaysia was dropped from the MSCI-EAFE Index in September 1998 due to the imposition of capital controls. Malaysian returns for the period were -63.91%.

 This market overview has been provided by the portfolio management team.

PORTFOLIO MANAGEMENT

THE PORTFOLIO MANAGEMENT TEAM

CYNTHIA LIU, senior vice president and senior portfolio manager, is the portfolio manager of the MarketManager International and Small Cap Portfolios and co-portfolio manager of the Growth and Balanced Portfolios. Prior to joining CSIM in 1996, Cynthia was director of investment strategy at Jardine Fleming Unit Trust in Hong Kong. She was honored with the Alfred Dunhill Award of Excellence in the 1995 Fund Manager of the Year awards, sponsored by the SOUTH CHINA MORNING POST, for her management of trusts. Cynthia holds a B.A. in economics from National Cheng-chi University in Taiwan and is a Chartered Financial Analyst (CFA).

JEFFREY MORTIMER, director and portfolio manager, is co-portfolio manager of the MarketManager Growth and Balanced Portfolios. Jeff joined CSIM in November 1997. Prior to that, Jeff was chief investment officer of Higgins Associates, managing and advising close to $1 billion in assets. Prior to joining Higgins, Jeff was employed by Gannett Welsh & Kotler, a money management firm. He holds an M.B.A. from the University of Chicago and a B.S. in finance from Babson College and is a Chartered Financial Analyst (CFA).

SCHWAB MARKETMANAGER GROWTH PORTFOLIO
FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/98

                                                                                SINCE
                                                                              INCEPTION
                                                                  ONE YEAR    (11/18/96)
-----------------------------------------------------------------------------------------
SCHWAB MARKETMANAGER GROWTH PORTFOLIO(1)                              3.87%       10.79%
-----------------------------------------------------------------------------------------
Growth Composite Index(2),(3)                                         4.80%          n/a
-----------------------------------------------------------------------------------------
S&P 500-Registered Trademark- Index                                  21.99%       24.70%
-----------------------------------------------------------------------------------------
Lehman Aggregate Bond Index                                           9.34%        8.79%
-----------------------------------------------------------------------------------------

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

This graph compares the growth of a hypothetical $10,000 investment in the Schwab MarketManager Growth Portfolio, made at its inception, with similar investments in the Growth Composite Index, S&P 500-Registered Trademark- Index and the Lehman Brothers Aggregate Bond Index.(4) A detailed analysis of the respective performance of the Portfolios and the indices is provided in the PORTFOLIO DISCUSSION section later in this report.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       SCHWAB MARKETMANAGER GROWTH PORTFOLIO
                                                          SCHWAB                      LEHMAN
                                                       MARKETMANAGER                AGGREGATE      GROWTH
                                                     GROWTH PORTFOLIO    S&P 500    BOND INDEX    COMPOSITE
                                                                                                    INDEX
11/18/96                                                       $10,000    $10,000       $10,000      $10,000
11/30/96                                                       $10,120    $10,271       $10,071      $10,120
12/31/96                                                       $10,077    $10,068        $9,977      $10,097
1/31/97                                                        $10,371    $10,696       $10,008      $10,341
2/28/97                                                        $10,310    $10,780       $10,033      $10,312
3/31/97                                                        $10,016    $10,338        $9,922      $10,050
4/30/97                                                        $10,229    $10,955       $10,071      $10,211
5/31/97                                                        $10,848    $11,621       $10,166      $10,840
6/30/97                                                        $11,274    $12,141       $10,287      $11,250
7/31/97                                                        $11,841    $13,106       $10,565      $11,829
8/31/97                                                        $11,547    $12,372       $10,475      $11,496
9/30/97                                                        $12,145    $13,049       $10,630      $12,078
10/31/97                                                       $11,760    $12,613       $10,784      $11,628
11/30/97                                                       $11,750    $13,197       $10,834      $11,680
12/31/97                                                       $11,927    $13,424       $10,943      $11,792
1/31/98                                                        $11,959    $13,573       $11,084      $11,872
2/28/98                                                        $12,622    $14,552       $11,075      $12,544
3/31/98                                                        $13,146    $15,297       $11,112      $13,033
4/30/98                                                        $13,242    $15,452       $11,170      $13,164
5/31/98                                                        $13,135    $15,186       $11,276      $12,946
6/30/98                                                        $13,306    $15,802       $11,372      $13,078
7/31/98                                                        $13,135    $15,635       $11,396      $12,855
8/31/98                                                        $11,639    $13,377       $11,582      $11,233
9/30/98                                                        $11,745    $14,235       $11,853      $11,524
10/31/98                                                       $12,216    $15,392       $11,790      $12,102

(1)The Investment Adviser and Schwab waived a portion of their fees during the reporting period and have guaranteed through at least 2/28/99 that total operating expenses will not exceed 0.50%. Without fee waivers and guarantees, the one-year and since-inception average annual total returns would have been 3.13% and 9.98%, respectively, as of 10/31/98. Underlying funds also charge fees and incur expenses.

(2)The Growth Composite Index is composed of Morningstar category averages and cash equivalents as represented by the 90-day T-bill and is calculated using the portfolio allocations: 35% large-cap, 20% small-cap, 25% foreign, 15% bonds and 5% cash.

(3)As of 10/31/98 there were 1,576 large-cap funds, 764 small-cap funds, 580 foreign funds and 528 intermediate-term bond funds tracked by Morningstar. Performance includes changes in price and reinvestment of dividends and capital gains.

(4)The hypothetical $10,000 investments assume investment on the first day of the month following Fund inception and include changes in share prices and reinvestment of dividends and capital gains.

THIS INFORMATION IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Portfolios. Investors cannot invest in an index directly.

SCHWAB MARKETMANAGER GROWTH PORTFOLIO
PORTFOLIO SUMMARY

The Schwab MarketManager Growth Portfolio seeks capital growth with less volatility than a portfolio composed entirely of stock funds. The Schwab MarketManager Balanced Portfolio seeks capital growth and income with less volatility than the Growth Portfolio. The allocations in the Portfolios will vary as the portfolio managers adjust their respective asset mixes based on changing market conditions. Of the two Portfolios, the Growth Portfolio offers the greatest potential for return and volatility due to its larger target allocation to stock funds.

SCHWAB MARKETMANAGER GROWTH PORTFOLIO:
ASSET MIX(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Large-Cap          52.9%
International      18.0%
Small-Cap          13.8%
Bonds              10.0%
Cash                5.3%

                                                 TARGET MIX
                                      MIX AS OF  IN NEUTRAL
                                      10/31/98     MARKETS
------------------------------------------------------------
Stock Funds                               84.7%       80.0%
------------------------------------------------------------
Bond Funds                                10.0%       15.0%
------------------------------------------------------------
Cash Equivalents                           5.3%        5.0%
------------------------------------------------------------
Total                                    100.0%      100.0%
------------------------------------------------------------

(1)This information is as of 10/31/98 and may not be indicative of current or future investments. These percentages do not take into account other assets and liabilities. A complete list of the Portfolio's investments as of 10/31/98 can be found in the Schedule of Investments later in this report.

SCHWAB MARKETMANAGER GROWTH PORTFOLIO:
TOP 10 HOLDINGS
AS A PERCENTAGE OF FUND INVESTMENTS(1)

----------------------------------------------------
T. Rowe Price Equity Income                    10.0%
----------------------------------------------------
American Century Income and Growth              9.5%
----------------------------------------------------
Janus Twenty                                    8.8%
----------------------------------------------------
American Century Twentieth Century Ultra        7.1%
----------------------------------------------------
Hotchkis & Wiley International                  6.5%
----------------------------------------------------
Rydex U.S. Government Money Market              5.0%
----------------------------------------------------
Federated U.S. Government Securities 2-5
Years                                           4.4%
----------------------------------------------------
Excelsior Value and Restructuring               4.1%
----------------------------------------------------
Morgan Stanley International Equity             3.6%
----------------------------------------------------
Longleaf Partners Realty Fund                   3.6%
----------------------------------------------------
Total                                          62.6%
----------------------------------------------------

SCHWAB MARKETMANAGER BALANCED PORTFOLIO
FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/98

                                                                                SINCE
                                                                              INCEPTION
                                                                  ONE YEAR    (11/18/96)
-----------------------------------------------------------------------------------------
SCHWAB MARKETMANAGER BALANCED PORTFOLIO(1)                            4.89%       10.21%
-----------------------------------------------------------------------------------------
Balanced Composite Index(2),(3)                                       5.58%          n/a
-----------------------------------------------------------------------------------------
S&P 500-Registered Trademark- Index                                  21.99%       24.70%
-----------------------------------------------------------------------------------------
Lehman Aggregate Bond Index                                           9.34%        8.79%
-----------------------------------------------------------------------------------------

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

This graph compares the growth of a hypothetical $10,000 investment in the Schwab MarketManager Balanced Portfolio, made at its inception, with similar investments in the Balanced Composite Index, S&P 500-Registered Trademark- Index and the Lehman Brothers Aggregate Bond Index.(4) A detailed analysis of the respective performance of the Portfolios and the indices is provided in the PORTFOLIO DISCUSSION section later in this report.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       SCHWAB MARKETMANAGER BALANCED PORTFOLIO
                                                             SCHWAB                      LEHMAN      BALANCED
                                                         MARKETMANAGER      S&P 500    AGGREGATE     COMPOSITE
                                                       BALANCED PORTFOLIO    INDEX     BOND INDEX      INDEX
11/18/96                                                          $10,000    $10,000       $10,000
11/30/96                                                          $10,100    $10,271       $10,071      $10,000
12/31/96                                                          $10,059    $10,068        $9,977       $9,955
1/31/97                                                           $10,322    $10,696       $10,008      $10,161
2/28/97                                                           $10,271    $10,780       $10,033      $10,142
3/31/97                                                           $10,018    $10,338        $9,922       $9,906
4/30/97                                                           $10,200    $10,955       $10,071      $10,073
5/31/97                                                           $10,676    $11,621       $10,166      $10,562
6/30/97                                                           $11,041    $12,141       $10,287      $10,889
7/31/97                                                           $11,517    $13,106       $10,565      $11,402
8/31/97                                                           $11,284    $12,372       $10,475      $11,148
9/30/97                                                           $11,770    $13,049       $10,630      $11,606
10/31/97                                                          $11,527    $12,613       $10,784      $11,330
11/30/97                                                          $11,558    $13,197       $10,834      $11,396
12/31/97                                                          $11,719    $13,424       $10,943      $11,506
1/31/98                                                           $11,762    $13,573       $11,084      $11,592
2/28/98                                                           $12,251    $14,552       $11,075      $12,084
3/31/98                                                           $12,634    $15,297       $11,112      $12,445
4/30/98                                                           $12,688    $15,452       $11,170      $12,549
5/31/98                                                           $12,613    $15,186       $11,276      $12,409
6/30/98                                                           $12,783    $15,802       $11,372      $12,546
7/31/98                                                           $12,677    $15,635       $11,396      $12,375
8/31/98                                                           $11,581    $13,377       $11,582      $11,233
9/30/98                                                           $11,740    $14,235       $11,853      $11,548
10/31/98                                                          $12,092    $15,392       $11,790      $11,962

(1)The Investment Adviser and Schwab waived a portion of their fees during the reporting period and have guaranteed through at least 2/28/99 that total operating expenses will not exceed 0.50%. Without fee waivers and guarantees, the one-year and since-inception average annual total returns would have been 4.12% and 9.30%, respectively, as of 10/31/98. Underlying funds also charge fees and incur expenses.

(2)The Balanced Composite Index is composed of Morningstar category averages and cash equivalents as represented by the 90-day T-bill and is calculated using the portfolio allocations: 30% large-cap, 15% small-cap, 15% foreign, 35% bonds and 5% cash.

(3)As of 10/31/98 there were 1,576 large-cap funds, 764 small-cap funds, 580 foreign funds and 528 intermediate-term bond funds tracked by Morningstar. Performance includes changes in price and reinvestment of dividends and capital gains.

(4)The hypothetical $10,000 investments assume investment on the first day of the month following Fund inception and include changes in share prices and reinvestment of dividends and capital gains.

THIS INFORMATION IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Portfolios. Investors cannot invest in an index directly.

SCHWAB MARKETMANAGER BALANCED PORTFOLIO
PORTFOLIO SUMMARY

SCHWAB MARKETMANAGER BALANCED PORTFOLIO
ASSET MIX(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Large-Cap          41.4%
Bonds              29.1%
Small-Cap          13.5%
International      10.2%
Cash                5.8%

                                                 TARGET MIX
                                      MIX AS OF  IN NEUTRAL
                                      10/31/98     MARKETS
------------------------------------------------------------
Stock Funds                               65.1%       60.0%
------------------------------------------------------------
Bond Funds                                29.1%       35.0%
------------------------------------------------------------
Cash Equivalents                           5.8%        5.0%
------------------------------------------------------------
Total                                    100.0%      100.0%
------------------------------------------------------------

(1)This information is as of 10/31/98 and may not be indicative of current or future investments. These percentages do not take into account other assets and liabilities. A complete list of the Portfolio's investments as of 10/31/98 can be found in the Schedule of Investments later in this report.

SCHWAB MARKETMANAGER BALANCED PORTFOLIO
TOP 10 HOLDINGS
AS A PERCENTAGE OF FUND INVESTMENTS(1)

----------------------------------------------------
PIMCO Total Return                             11.3%
----------------------------------------------------
T. Rowe Price Equity Income                     8.0%
----------------------------------------------------
Federated U.S. Government Securities 2-5
Years                                           7.3%
----------------------------------------------------
American Century Income and Growth              6.6%
----------------------------------------------------
American Century Twentieth Century Ultra        6.1%
----------------------------------------------------
American Century Benham
Intermediate Treasury                           5.8%
----------------------------------------------------
Janus Twenty                                    5.2%
----------------------------------------------------
Marsico Growth & Income                         4.6%
----------------------------------------------------
Hotchkis & Wiley International                  4.6%
----------------------------------------------------
Rydex U.S. Government Money Market              4.4%
----------------------------------------------------
Total                                          63.9%
----------------------------------------------------

SCHWAB MARKETMANAGER GROWTH AND BALANCED PORTFOLIOS
PORTFOLIO DISCUSSION

QUESTIONS TO THE
PORTFOLIO MANAGEMENT TEAM

Q. HOW DID THE PORTFOLIOS PERFORM DURING THE REPORTING PERIOD?

A. The Growth and Balanced Portfolios produced total returns of 3.87% and 4.89%, respectively, for the one-year period ended October 31, 1998. The Portfolios performed in line with, but marginally below, their composite indices for the period but continued to outperform the composite indices on an inception-to-date basis (refer to discussion below). However, their performance lagged some of the constituent market indices, such as the S&P 500-Registered Trademark-Index and the Lehman Aggregate Bond Index. At the end of the reporting period, the small-cap benchmark--the Russell 2000-Registered Trademark---had hit yearly lows, the S&P 500 Index traded near its January lows and bonds performed strongly; given this high volatility, most fund managers had difficulty surpassing their benchmarks. The MarketManager Growth and Balanced Portfolios attempted to cushion this volatility by including more fixed-income and cash-equivalent funds to weather the period.

You may have noted an addition to the GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT graphs on pages 9 and 11. Each graph now includes an additional benchmark: the GROWTH COMPOSITE INDEX and the BALANCED COMPOSITE INDEX. These benchmarks were developed to compare the performance of each Portfolio with a more appropriately weighted benchmark based on data provided by Morningstar. The table below summarizes how each index is constructed.

                                           GROWTH      BALANCED
MORNINGSTAR CATEGORY(1)                   PORTFOLIO    PORTFOLIO
-----------------------------------------------------------------
Large-Cap Funds                                 35%          30%
-----------------------------------------------------------------
Small-Cap Funds                                 20%          15%
-----------------------------------------------------------------
Foreign Funds                                   25%          15%
-----------------------------------------------------------------
Intermediate-Term Bond Funds                    15%          35%
-----------------------------------------------------------------
90-Day T-Bills(2)                                5%           5%
-----------------------------------------------------------------
Total:                                         100%         100%
-----------------------------------------------------------------

(1)As of 10/31/98 there were 1,756 large-cap funds, 764 small-cap funds, 580 foreign funds and 528 intermediate-term bond funds tracked by Morningstar. Performance includes changes in price and reinvestment of dividends and capital gains.

(2)Not a Morningstar category.

SCHWAB MARKETMANAGER GROWTH AND BALANCED PORTFOLIOS
PORTFOLIO DISCUSSION (continued)

Q. WHICH ASSET CLASSES PERFORMED WELL FOR THE PORTFOLIOS?

A. As shown in the table below, U.S. large-cap stocks represented the strongest-performing major asset class during the reporting period--extending its dominance to the third consecutive year. U.S. small-cap stocks continued to show weak relative performance (for the fifth consecutive year), as well as weak absolute performance for the period. International returns were volatile and heavily impacted by the regions selected. In addition to serving as a safe haven in a volatile market environment, bonds turned in strong returns for the period thanks to the declining interest rate environment.

                                                   AS OF
ASSET CLASS                    INDEX(1)          10/31/98
-----------------------------------------------------------
Large-Cap Stocks        S&P 500 Index               21.99%
-----------------------------------------------------------
Small-Cap Stocks        Russell 2000 Index         -11.87%
-----------------------------------------------------------
                        MSCI-EAFE-Registered
International Stocks    Trademark- Index             9.65%
-----------------------------------------------------------
Bonds                   Lehman Aggregate
                        Bond Index                   9.34%
-----------------------------------------------------------
Cash                    Three-Month
                        Treasury Bill                5.15%
-----------------------------------------------------------

(1)The S&P 500 Index is composed of 500 large-company common stocks representing key industries, including many of the most recognizable companies in the United States. The Russell 2000 Index includes the second-largest 1,000 publicly traded companies in the United States. The MSCI-EAFE Index includes the stocks of 350 of the largest publicly traded non-U.S. companies from countries with developed securities markets. The Lehman Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher.

Once again, actively managed stock funds had a difficult time outperforming the various benchmark indices, such as the S&P 500 Index. Funds with greater allocations to stocks, particularly to U.S. large-cap stocks, produced the best performance for the one-year period.

Q. WHICH UNDERLYING FUNDS PERFORMED PARTICULARLY WELL FOR THE PORTFOLIOS?

A. The best-performing funds in the MarketManager Growth and Balanced Portfolios were focusing on large-cap stocks and bonds. In the large-cap stock category, the Janus Twenty Fund and the Marsico Growth and Income Fund beat their benchmarks by concentrating in the large-cap technology and financial services sectors. (At the end of the reporting period, the Janus Twenty Fund represented 8.8% of the Growth Portfolio and 5.2% of the Balanced Portfolio; the Marsico Growth and Income Fund represented 2.7% of the Growth Portfolio and 4.6% of the Balanced Portfolio.) For the bond fund holdings, both Portfolios held the Federated U.S. Government Securities 2-5 Year Fund and PIMCO Total Return Fund (at the end of the reporting period, the Federated U.S. Government Securities Fund represented 4.4% of the Growth Portfolio and 7.3% of the Balanced Portfolio; the PIMCO Total Return Fund represented 1.4% of the Growth Portfolio and 11.3% of the Balanced Portfolio); these and other bond funds helped cushion the recent market volatility and added to the performance of the Portfolios.

Q. HOW DID THE PORTFOLIOS' STRATEGIES CHANGE DURING THE REPORTING PERIOD? RELATIVE TO THEIR NEUTRAL TARGETS, HOW WERE THE PORTFOLIOS POSITIONED AT THE CLOSE OF THE REPORTING PERIOD?

A. The overall Portfolio strategy changed during the period, as it intended to take advantage of the volatile market conditions that existed. At the start of the reporting period, both Portfolios were near their neutral allocations. As the correction began, the Portfolios took a more defensive posture, raising bond exposure and reducing equity mutual fund exposure. As the recovery began, we used the opportunity to increase exposure to equity mutual funds while reducing cash and bond mutual fund exposure.

The Portfolios ended the reporting period slightly above the neutral equity allocation positions. Within the equity categories, however, the Portfolios varied slightly from neutral. Specifically, they were overweighted in large-cap growth funds, underweighted in small-cap funds and underweighted internationally. In fixed income, the Portfolios were underweighted in intermediate-term bond funds, while cash was slightly above a neutral weighting.

The charts at right show the two Portfolios' actual asset mixes during the reporting period. The cash holdings shown include both the actual cash holdings of the Portfolios as well as the cash holdings of the underlying funds.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       SCHWAB MARKETMANAGER GROWTH PORTFOLIO
  ACTUAL MONTH-END ASSET MIX: 10/31/97 - 10/31/98
                                                       CASH       BONDS    INTERNATIONAL STOCK  SMALL-CAP STOCK   LARGE-CAP STOCK
10/31/97                                                13.85%     14.29%               20.43%            18.18%            33.25%
11/30/97                                                10.09%     11.30%               17.82%            17.14%            43.65%
12/31/97                                                 7.90%     11.56%               20.22%            19.66%            40.66%
01/31/98                                                14.32%     10.37%               20.45%            18.98%            35.88%
02/28/98                                                 5.82%      8.95%               20.61%            17.81%            46.81%
03/31/98                                                 6.87%     10.00%               22.54%            18.71%            41.88%
04/30/98                                                 5.55%     13.12%               23.83%            17.99%            39.51%
05/31/98                                                13.73%     13.18%               24.23%            17.69%            31.17%
06/30/98                                                 6.45%     13.61%               25.62%            19.44%            34.88%
07/31/98                                                11.92%     14.67%               24.60%            13.20%            35.61%
08/31/98                                                12.48%     20.70%               22.16%            17.80%            26.86%
09/30/98                                                 4.38%     14.92%               23.37%            21.87%            35.46%
10/31/98                                                 6.19%      9.92%               17.84%            13.71%            52.34%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       SCHWAB MARKETMANAGER BALANCED PORTFOLIO
    ACTUAL MONTH-END ASSET MIX: 10/31/97-10/31/98
                                                         CASH       BONDS    INTERNATIONAL STOCK  SMALL-CAP STOCK   LARGE-CAP STOCK
10/31/97                                                  19.80%     24.94%               15.93%            12.89%            26.44%
11/30/97                                                  15.33%     25.34%               12.79%            12.71%            33.83%
12/31/97                                                  15.96%     24.61%               14.94%            14.98%            29.51%
01/31/98                                                  22.59%     22.85%               14.97%            14.30%            25.29%
02/28/98                                                  22.72%     17.09%               14.49%            13.13%            32.57%
03/31/98                                                  21.54%     16.98%               15.60%            14.06%            31.82%
04/30/98                                                  10.83%     27.54%               16.34%            13.42%            31.87%
05/31/98                                                  16.73%     27.65%               16.46%            14.35%            24.81%
06/30/98                                                  14.07%     24.44%               17.61%            15.71%            28.17%
07/31/98                                                  19.59%     25.46%               14.78%             9.73%            30.44%
08/31/98                                                   8.15%     40.30%               13.27%            14.58%            23.70%
09/30/98                                                   4.10%     32.39%               14.84%            17.50%            31.17%
10/31/98                                                   7.15%     28.70%               10.10%            13.28%            40.77%

SCHWAB MARKETMANAGER GROWTH AND BALANCED PORTFOLIOS
PORTFOLIO DISCUSSION (continued)

Q. CAN YOU SHARE A COUPLE EXAMPLES OF ANY NEW FUNDS THE PORTFOLIOS PURCHASED DURING THE PERIOD, AND WHY?

A. In response to the significant market volatility, we selectively increased our exposure to several equity funds, such as the Marsico Growth and Income, American Century Income and Growth, and Janus Twenty Fund. (At the end of the reporting period, the Marsico Growth and Income Fund represented 2.7% of the Growth Portfolio and 4.6% of the Balanced Portfolio; the American Century Income and Growth Fund represented 9.5% of the Growth Portfolio and 6.6% of the Balanced Portfolio; the Janus Twenty Fund represented 8.8% of the Growth Portfolio and 5.2% of the Balanced Portfolio.) These mutual funds allowed us to participate in the large-cap growth sector-- the strongest area of the market during the reporting period.

Q. WHAT ARE THE BENEFITS OF INCLUDING BONDS AND CASH IN AN INVESTMENT PORTFOLIO?

A. Adding bonds and cash equivalents to a stock portfolio can help reduce its overall volatility. The following chart displays the high, low and average annual returns from 1970 to 1997 for five hypothetical portfolios representing the returns of stocks and bonds measured by indices.(1) As the chart demonstrates, adding bonds to a stock-heavy portfolio would have reduced volatility while still producing competitive returns.

(1)The hypothetical returns are all weighted averages and assume reinvestment of dividends. Stocks are represented by the S&P 500-Registered Trademark- Index, and bonds are represented by the Ibbotson Intermediate U.S. Government Bond Index. Indices are unmanaged, do not incur costs and expenses and cannot be invested in directly. Portfolios were rebalanced annually. Returns represent historical performance of these indices and not performance of any specific investments.

A portfolio comprising 40% bonds and 60% stocks, for example, achieved an average annual return of 11.65%--roughly 1.3% less than the 12.97% return of the all-stock portfolio--and with significantly less volatility. The lowest annual return--actually a loss of 13.61%--of the portfolio invested 40% in bonds and 60% in stocks was about half of the 26.47% loss in the all-stock portfolio. This hypothetical example is for illustrative purposes only, and, of course, past performance does not guarantee future results.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     THE EFFECTS OF ADDING BONDS TO AN ALL-STOCK PORTFOLIO
               HYPOTHETICAL PORTFOLIOS: 1970-1997
    HIGH, LOW AND AVERAGE ANNUAL RETURNS FOR FIVE PORTFOLIO
                          COMPOSITIONS
                                                                  AVERAGE ANNUAL RETURN   HIGHEST ANNUAL RETURN
100% Stocks                                                                       12.97%                  37.43%
90% Stocks /10% Bonds                                                             12.68%                  35.37%
80% Stocks/20% Bonds                                                              12.36%                  33.30%
70% Stocks/30% Bonds                                                              12.02%                  31.24%
60% Stocks/40% Bonds                                                              11.65%                  29.18%

     THE EFFECTS OF ADDING BONDS TO AN ALL-STOCK PORTFOLIO
               HYPOTHETICAL PORTFOLIOS: 1970-1997
    HIGH, LOW AND AVERAGE ANNUAL RETURNS FOR FIVE PORTFOLIO
                          COMPOSITIONS
                                                                  LOWEST ANNUAL RETURN
100% Stocks                                                                     -26.47%
90% Stocks /10% Bonds                                                           -23.25%
80% Stocks/20% Bonds                                                            -20.04%
70% Stocks/30% Bonds                                                            -16.82%
60% Stocks/40% Bonds                                                            -13.61%

SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO
PORTFOLIO PERFORMANCE

CUMULATIVE TOTAL RETURNS FOR THE PERIODS ENDED 10/31/98

                                                                                 SINCE
                                                                               INCEPTION
                                                                  ONE YEAR     (9/16/97)
------------------------------------------------------------------------------------------
SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO(1)                          -11.84%      -11.14%
------------------------------------------------------------------------------------------
Russell 2000-Registered Trademark- Index                             -11.87%      -12.76%
------------------------------------------------------------------------------------------
Average Small-Cap Fund(2)                                            -14.40%          n/a
------------------------------------------------------------------------------------------

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

This graph compares the growth of a hypothetical $10,000 investment in the MarketManager Small Cap Portfolio, made at its inception, with a similar investment in the Russell 2000 Index. A detailed analysis of the performance of the Portfolio and its index is provided in the QUESTIONS TO THE PORTFOLIO MANAGEMENT TEAM section later in this report.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      SCHWAB MARKETMANAGER SMALL-CAP PORTFOLIO
                                                        SCHWAB MARKETMANAGER     RUSSELL
                                                              SMALL CAP           2000
                                                              PORTFOLIO           INDEX
9/16/97                                                                $10,000    $10,000
9/30/97                                                                $10,260    $10,201
10/31/97                                                                $9,930     $9,753
11/30/97                                                                $9,770     $9,690
12/31/97                                                                $9,886     $9,859
1/31/98                                                                 $9,701     $9,704
2/28/98                                                                $10,277    $10,420
3/31/98                                                                $10,781    $10,849
4/30/98                                                                $10,832    $10,909
5/31/98                                                                $10,359    $10,321
6/30/98                                                                $10,411    $10,342
7/31/98                                                                 $9,896     $9,505
8/31/98                                                                 $8,271     $7,659
9/30/98                                                                 $8,435     $8,259
10/31/98                                                                $8,754     $8,595

(1)The Investment Adviser and Schwab waived a portion of their fees during the reporting period and have guaranteed through at least 2/28/99 that total operating expenses will not exceed 0.50%. Without fee waivers and guarantees, the one-year and since-inception average annual total returns would have been -12.56% and -11.89%, respectively, as of 10/31/98. The underlying funds also charge fees and incur expenses.

(2)Source: Morningstar, Inc. Returns are load-adjusted. The Small-Fund category contains 685 funds with track records for the one-year period ended 10/31/98.

THIS INFORMATION IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Portfolio. Investors cannot invest in an index directly.

SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO
PORTFOLIO HOLDINGS

The Schwab MarketManager Small Cap Portfolio seeks long-term capital appreciation. It invests primarily in small-company stock funds.

SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO:
ASSET MIX(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Mid-Cap                 29.7%
Small-Cap Growth        11.3%
Small-Cap Value         23.1%
Small-Cap Blend          7.0%
Micro-Cap               14.6%
Others                  14.1%
Cash                     0.2%

(1)This information is as of 10/31/98 and is not indicative of current or future investments. A complete list of the Portfolio's investments as of 10/31/98 can be found in the Schedule of Investments later in this report.

SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO:
TOP 10 HOLDINGS
AS A PERCENTAGE OF FUND INVESTMENTS(1)

----------------------------------------------------
Melody 4500 Fund, LP(2)                        20.1%
----------------------------------------------------
Longleaf Partners Small Cap Fund               18.5%
----------------------------------------------------
Longleaf Partners Realty Fund                   9.4%
----------------------------------------------------
SteinRoe Capital Opportunities                  5.6%
----------------------------------------------------
Ariel Appreciation Fund                         5.5%
----------------------------------------------------
Weitz Hickory                                   5.0%
----------------------------------------------------
Oakmark Small Cap                               4.5%
----------------------------------------------------
Ariel Growth                                    4.1%
----------------------------------------------------
State Street Global Resources                   3.6%
----------------------------------------------------
Tip Turner Small Cap                            3.4%
----------------------------------------------------
Total                                          79.7%
----------------------------------------------------

(2)See Note 3 in the financial statements.

SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO
PORTFOLIO DISCUSSION

QUESTIONS TO THE
PORTFOLIO MANAGEMENT TEAM

Q. HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

A. As discussed in the MARKET OVERVIEW section (pages 4-7), small-cap stocks were the worst performing of the major asset classes, and the Portfolio's returns reflected this trend with a return almost identical to that of the Russell 2000-Registered Trademark- Index. The Portfolio did, however, outperform the average small-cap fund by 2.26% for the one-year reporting period.(1) Factors that helped the Portfolio's performance were its value-bias and allocation in mid-cap funds, as well as some stellar performance of underlying funds in which it had major positions.

Q. HOW DID THE PORTFOLIO'S STRATEGY CHANGE DURING THE REPORTING PERIOD, AND HOW WAS IT POSITIONED AT THE CLOSE OF THE PERIOD?

A. As compared to its benchmark, the Russell 2000 Index, the Portfolio invested more in small-cap value funds and had a higher average market capitalization for most of the reporting period. We have, however, recently increased our growth weighting and lowered our average market capitalization in the Portfolio to attempt to take advantage of what we believe are some very oversold and undervalued opportunities in these segments.

(1)Source: Morningstar, Inc. Returns are load-adjusted. The Small-Fund category contains 685 funds with the track records for the one-year period ended 10/31/98.

Q. CAN YOU SHARE A COUPLE OF EXAMPLES OF NEW HOLDINGS PURCHASED DURING THE PERIOD, AND WHY?

A. We added the LongLeaf Partners Realty Fund-- a fund that invests primarily in real estate-oriented companies or companies that have substantial real estate holdings. (At the end of the reporting period, LongLeaf Partners Realty Fund represented 9.4% of the Portfolio.) Although the real estate sector (REITs or real estate companies) has fallen out of favor with investors in the past year, the selling had been indiscriminate, and good companies have fallen as much as fundamentally weak ones, leaving what we believe are some very undervalued situations. It is also a relatively inefficient sector, and a strong fundamental stock picker can have a substantial competitive advantage over the long term.

Q. GIVEN THE RECENT UNDERPERFORMANCE OF SMALL-CAP STOCKS, IS THERE STILL A REASON TO INVEST IN THEM?

A. If history is any guide, yes. As the first of the graphs on the following page illustrates, the total returns of U.S. large-cap and small-cap stocks have been fairly comparable over extended periods of time--such as from 1970 to 1997. As the second graph illustrates, over the past 28 years, small-caps have outperformed large-caps 14 times, for varying lengths of time. In the remaining 14 years, large-caps outperformed small-caps. There appears to be little, if any, predictability to this seesaw effect. That's why it's wise for an investor to consider diversifying his or her portfolio by holding both small-and large-cap stocks. For example, small-cap stocks generally outperformed large-cap stocks

SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO
PORTFOLIO DISCUSSION (continued)

from 1991 to 1993. Large-cap stocks were the winners from 1994 through 1997. Although not readily apparent from viewing these graphs, small-cap stocks have also exhibited a higher level of volatility over the period shown. In addition, there is less publicly available information about small-cap stocks.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     LARGE-CAP AND SMALL-CAP CUMULATIVE RETURNS: 1970-1997
            GROWTH OF A HYPOTHETICAL $1 INVESTMENT
                                                                  LARGE-CAP     SMALL-CAP
                                                                  CUMULATIVE    CUMULATIVE
                                                                    RETURN        RETURN
1970                                                                    $1.04         $0.88
1971                                                                    $1.19         $1.05
1972                                                                    $1.41         $1.09
1973                                                                    $1.21         $0.69
1974                                                                    $0.89         $0.50
1975                                                                    $1.22         $0.82
1976                                                                    $1.51         $1.24
1977                                                                    $1.40         $1.47
1978                                                                    $1.49         $1.73
1979                                                                    $1.77         $2.50
1980                                                                    $2.34         $3.34
1981                                                                    $2.22         $3.47
1982                                                                    $2.70         $4.45
1983                                                                    $3.31         $5.79
1984                                                                    $3.52         $5.49
1985                                                                    $4.65         $7.22
1986                                                                    $5.51         $7.73
1987                                                                    $5.79         $7.03
1988                                                                    $6.77         $8.71
1989                                                                    $8.90        $10.12
1990                                                                    $8.62         $8.08
1991                                                                   $11.25        $12.06
1992                                                                   $12.11        $14.41
1993                                                                   $13.32        $17.08
1994                                                                   $13.50        $16.76
1995                                                                   $18.55        $21.93
1996                                                                   $22.83        $25.93
1997                                                                   $30.44        $32.81

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     LARGE-CAP AND SMALL-CAP RELATIVE PERFORMANCE: 1970-1997
                                                                     LARGE-CAP STRONG      SMALL-CAP STRONG
                                                                   RELATIVE PERFORMANCE  RELATIVE PERFORMANCE
1970                                                                              16.3%
1971                                                                                                    -5.8%
1972                                                                              15.4%
1973                                                                              22.0%
1974                                                                               1.5%
1975                                                                                                   -27.1%
1976                                                                                                   -27.3%
1977                                                                                                   -26.0%
1978                                                                                                   -11.5%
1979                                                                                                   -25.8%
1980                                                                                                    -1.0%
1981                                                                                                    -8.9%
1982                                                                                                    -6.9%
1983                                                                                                    -7.5%
1984                                                                              11.5%
1985                                                                               0.6%
1986                                                                              11.3%
1987                                                                              14.3%
1988                                                                                                    -7.1%
1989                                                                              15.3%
1990                                                                              17.0%
1991                                                                                                   -18.7%
1992                                                                                                   -11.8%
1993                                                                                                    -8.5%
1994                                                                               3.2%
1995                                                                               6.6%
1996                                                                               4.8%
1997                                                                               6.8%

Source: Schwab's Center for Investment Research. Large-cap stocks are represented by the S&P 500-Registered Trademark- Index; small-cap stocks are represented by the Russell 2000 Index. This chart is for illustration purposes only. Index returns include reinvestment of dividends and capital gain distributions. An index cannot be invested in directly. Indices are unmanaged and do not charge fees and expenses.

SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO
PORTFOLIO PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 10/31/98

                                                                SINCE
                                                              INCEPTION
                                                    ONE YEAR  (10/16/96)
------------------------------------------------------------------------
SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO(1)        3.55%      6.79%
------------------------------------------------------------------------
MSCI-EAFE-Registered Trademark- Index                  9.65%      6.07%
------------------------------------------------------------------------
Average Foreign Fund(2)                                3.10%        n/a
------------------------------------------------------------------------

(1)The Investment Adviser and Schwab waived a portion of their fees during the reporting period and have guaranteed through at least 2/28/99 that total operating expenses will not exceed 0.50%. Without fee waivers and guarantees, the one-year and since-inception average annual total returns would have been 2.79% and 5.99%, respectively, as of 10/31/98.

(2)Based on data provided by Morningstar, Inc. Average annual returns for 520 foreign funds for the one-year period (load-adjusted).

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

This graph compares the growth of a hypothetical $10,000 investment in the Schwab MarketManager International Portfolio, made at its inception, with a similar investment in the Morgan Stanley Capital International Europe, Australasia, Far East-Registered Trademark- (MSCI-EAFE) Index. A detailed analysis of the performance of the Portfolio and the index is provided in the Portfolio Discussion section later in this report.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO
                                                             SCHWAB MARKETMANAGER        MSCI-
                                                                 INTERNATIONAL        EAFE INDEX
                                                                   PORTFOLIO
10/16/96                                                                    $10,000        $10,000
10/31/96                                                                     $9,910         $9,836
11/30/96                                                                    $10,220        $10,228
12/31/96                                                                    $10,313        $10,096
1/31/97                                                                     $10,426         $9,742
2/28/97                                                                     $10,599         $9,902
3/31/97                                                                     $10,558         $9,938
4/30/97                                                                     $10,609         $9,991
5/31/97                                                                     $11,209        $10,641
6/30/97                                                                     $11,697        $11,227
7/31/97                                                                     $11,962        $11,409
8/31/97                                                                     $11,199        $10,557
9/30/97                                                                     $11,830        $11,148
10/31/97                                                                    $11,046        $10,291
11/30/97                                                                    $10,894        $10,186
12/31/97                                                                    $11,016        $10,274
1/31/98                                                                     $11,146        $10,744
2/28/98                                                                     $11,925        $11,434
3/31/98                                                                     $12,670        $11,786
4/30/98                                                                     $12,952        $11,879
5/31/98                                                                     $13,265        $11,821
6/30/98                                                                     $13,157        $11,911
7/31/98                                                                     $13,525        $12,031
8/31/98                                                                     $11,654        $10,540
9/30/98                                                                     $11,006        $10,217
10/31/98                                                                    $11,438        $11,281

THIS INFORMATION IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Portfolios. Investors cannot invest in an index directly.

SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO
PORTFOLIO HOLDINGS

The Schwab MarketManager International Portfolio offers broad international diversification with the convenience of a single investment. The Portfolio can be used to fulfill all or part of the international equity component of your asset allocation plan.

ASSET MIX
AS A PERCENTAGE OF FUND INVESTMENTS(1)

--------------------------------------
International Mutual Funds      81.03%
--------------------------------------
European Region Mutual
Funds                            2.69%
--------------------------------------
Asian Region Funds               2.97%
--------------------------------------
Single-Country Mutual Funds     13.04%
--------------------------------------
Cash Equivalents                 0.27%
--------------------------------------
Total                          100.00%
--------------------------------------

REGIONAL DIVERSIFICATION
AS A PERCENTAGE OF FUND INVESTMENTS(1)

-----------------------------------------------
Developed Europe(2)                      60.55%
-----------------------------------------------
Developed Pacific(3)                     24.68%
-----------------------------------------------
Emerging Markets                          4.77%
-----------------------------------------------
Cash Equivalents                          6.28%
-----------------------------------------------
Canada                                    0.91%
-----------------------------------------------
United States                             2.35%
-----------------------------------------------
Other Investments                         0.46%
-----------------------------------------------
Total                                   100.00%
-----------------------------------------------

(1)This information is as of 10/31/98 and may not be indicative of current or future investments. A complete list of the Portfolio's investments as of 10/31/98 can be found in the Schedule of Investments later in this report.

(2)Developed Europe includes the following countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

(3)Developed Pacific includes the following countries: Australia, China/Hong Kong, Indonesia, Japan, Malaysia, New Zealand, Singapore and Thailand.

TOP 10 HOLDINGS
AS A PERCENTAGE OF FUND INVESTMENTS(1)

----------------------------------------------------
Ivy International Short Ben Int A              13.2%
----------------------------------------------------
Janus Overseas                                 12.8%
----------------------------------------------------
Scudder Japan                                  12.5%
----------------------------------------------------
BT International Equity                        10.2%
----------------------------------------------------
American Century Twentieth Century
International Growth                           10.1%
----------------------------------------------------
Phoenix International                           7.2%
----------------------------------------------------
SoGen Overseas Institutional                    4.8%
----------------------------------------------------
Oppenheimer International Growth, A             4.2%
----------------------------------------------------
Federated International Small Company           4.1%
----------------------------------------------------
GAM International                               4.0%
----------------------------------------------------
Total                                          83.1%
----------------------------------------------------

TOP FIVE COUNTRIES
AS A PERCENTAGE OF FUND INVESTMENTS(1)

------------------------------------------------
Japan                                     19.72%
------------------------------------------------
United Kingdom                            14.75%
------------------------------------------------
France                                    10.21%
------------------------------------------------
Germany                                    6.79%
------------------------------------------------
Switzerland                                6.76%
------------------------------------------------
Total                                     58.23%
------------------------------------------------

SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO
PORTFOLIO DISCUSSION

QUESTIONS TO THE
PORTFOLIO MANAGEMENT TEAM

Q. HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

A. The Portfolio underperformed its benchmark, the MSCI-EAFE-Registered Trademark- Index, by 6.10% for the year ended October 31, 1998. On an inception-to-date basis, the Portfolio outperformed the MSCI-EAFE Index by 0.72%. Most of this underperformance during the reporting period came in the last three months, which were characterized by tremendous volatility in the global stock markets. Precipitous market declines caused by fears of global recession were followed by sharp rises that virtually erased all the losses. Although our strategic shift into more value-oriented funds cost us some performance during market rebounds, we continue to believe that it is a more prudent strategy going forward as markets are likely to be vulnerable to news of economic slowdown and earnings disappointments. Although the Fund's return lagged the MSCI-EAFE Index, it outperformed the average foreign fund return by 0.45% for the one-year reporting period ended 10/31/98.(1)

Q. WHAT IMPACT DID THE TURMOIL IN RUSSIA AND IN ASIA'S EMERGING MARKETS HAVE ON THE PORTFOLIO?

A. There was very little impact, because the Portfolio had no direct exposure to Russia or to Asian emerging markets during the one-year reporting period.

(1)Source: Morningstar, Inc. The Foreign Fund category contained 520 funds with one-year track records as of 10/31/98.

Some of the international funds in which we invested had insignificant holdings in these countries and therefore resulted in only a minor impact on the Portfolio.

Q. WHAT WAS THE FUND'S EMERGING MARKETS EXPOSURE?

A. The Portfolio had no direct exposure to emerging markets throughout the period. It did, however, have some indirect exposure to emerging market countries through some of its underlying international funds. Based on our analysis of data provided by the underlying funds, this exposure reached approximately 10% in April but dropped to less than 5% by the end of the reporting period.

Q. WHICH SECTORS OR REGIONS PERFORMED WELL
FOR THE PORTFOLIO?

A. Europe, which was overweighted in the Portfolio throughout the reporting period, performed very well. Peripheral continental European countries (Turkey, Greece and Portugal) and smaller-cap stocks did particularly well in the first half of the reporting period.

Q. WHAT IMPACT DID CURRENCY EXCHANGE RATES
HAVE ON THE PERFORMANCE OF INTERNATIONAL STOCKS
AND THE PORTFOLIO?

A. Although there was a fair amount of volatility, currency exchange rates did not have a major impact when viewed over the entire reporting period. To the extent that currency hedging has a cost and therefore reduces potential returns when the hedged currency gains strength, some of the underlying fund's returns were negatively impacted by their currency hedges. The Portfolio itself, however, does not hedge currency.

SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO
PORTFOLIO DISCUSSION (continued)

Q. HOW DID THE PORTFOLIO'S STRATEGY CHANGE DURING THE REPORTING PERIOD, AND HOW WAS IT POSITIONED VERSUS ITS BENCHMARK AT THE CLOSE OF THE PERIOD?

A. Relative to the benchmark MSCI-EAFE Index, the Portfolio was overweighted in Europe and smaller-cap stocks for most of the reporting period. As of the end of the period, we had increased our exposure to Japan to 19.72%, close to the neutral weighting of the benchmark MSCI-EAFE Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO
           ACTUAL ASSET MIX: 10/31/97-10/31/98
                                                              CASH     OTHER COUNTRIES    EMERGING MARKETS   DEVELOPED PACIFIC
10/31/97                                                       11.55%             1.15%               7.39%             17.94%
11/30/97                                                        6.80%             1.25%               7.69%             15.93%
12/31/97                                                        8.66%             0.37%               7.12%             15.45%
1/31/98                                                         5.64%             0.95%               6.98%             14.48%
2/28/98                                                         5.58%             1.19%               7.58%             14.85%
3/31/98                                                         6.14%             1.11%               8.83%             12.69%
4/30/98                                                         7.61%             1.04%               9.51%             10.10%
5/31/98                                                         6.67%             1.08%               8.52%              8.93%
6/30/98                                                         3.89%             0.83%               6.93%              6.70%
7/31/98                                                         7.03%             0.93%               7.42%              5.80%
8/31/98                                                        12.10%             1.17%               5.18%             15.81%
9/30/98                                                         9.64%             0.65%               3.27%             19.78%

       SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO
           ACTUAL ASSET MIX: 10/31/97-10/31/98
                                                             DEVELOPED EUROPE    NORTH AMERICA
10/31/97                                                                56.63%            5.34%
11/30/97                                                                63.15%            5.18%
12/31/97                                                                61.16%            7.24%
1/31/98                                                                 67.86%            4.09%
2/28/98                                                                 66.93%            3.87%
3/31/98                                                                 67.29%            3.94%
4/30/98                                                                 67.14%            4.60%
5/31/98                                                                 70.40%            4.40%
6/30/98                                                                 77.77%            3.88%
7/31/98                                                                 75.65%            3.17%
8/31/98                                                                 63.49%            2.25%
9/30/98                                                                 64.10%            2.56%

Q. WHAT IMPACT WILL THE EURO CONVERSION HAVE ON THE PORTFOLIO?

A. Certain European countries plan to convert to a common euro currency beginning on January 1, 1999. Fluctuations in the exchange rate that would normally occur between the U.S. dollar and a local currency will affect the U.S. dollar-denominated returns for investors in the Portfolio. These fluctuations may be more volatile for the currencies of countries converting to a common euro currency as January 1 approaches. The value of securities of issuers in those countries may be adversely affected by the conversion as well as by investor expectations leading up to the conversion. Because many of the underlying funds in which the Portfolio invests use hedging strategies to varying degrees, the impact of the euro conversion, if any, may be less for investors in the Portfolio. Additionally, the investment manager is taking steps to minimize the risk that the Portfolio's operations will be affected by the upcoming euro conversion.

SCHWAB MARKETMANAGER INTERNATIONAL PORTFOLIO(TM)
Schedule of Investments
October 31, 1998

                                               Number           Value
                                             of Shares          (000s)
                                             ---------        ---------
INVESTMENT FUNDS -- 99.8%

American Century: Twentieth Century,
  International Discovery Fund                169,119          $ 1,468
American Century: Twentieth Century,
  International Growth Fund                   848,756            7,486
Berger International Core Fund                259,342            2,977
BT Investments Institutional
  International Fund+                          13,836              177
BT Investment International
  Equity Fund                                 343,731            7,562
Colonial Newport Japan Fund                    39,446              364
Colonial Newport Tiger Fund,
   Class A                                    290,541            2,196
Federated International Small
  Company Fund+                               180,935            3,049
GAM Europe Fund                                61,272              780
GAM International Fund                        105,703            2,978
Icon North Europe Region                       99,324            1,207
Ivy International Fund, Class A               247,191            9,784
Janus Overseas Fund                           528,623            9,489
Oppenheimer International
  Growth Fund, Class A                        213,487            3,070
Phoenix International Fund                    347,604            5,325
Scudder Japan Fund                          1,252,489            9,268
SoGen Overseas Fund                           325,445            3,577
Vontobel International Equity                 151,477            2,911
                                                               -------
Total Investment Funds
  (Cost $69,084)                                               $73,668
                                                               -------


                                               Number           Value
                                             of Shares          (000s)
                                             ---------        ---------

SHORT-TERM INVESTMENTS -- 0.3%

MSTC Cash Reserve Liquid
  Asset Fund, 5.26%*                          202,000          $   202
                                                               -------
Total Short-Term Investments
  (Cost $202)                                                      202
                                                               -------

TOTAL INVESTMENTS -- 100.1%
  (Cost $69,286)                                                73,870
                                                               -------
OTHER ASSETS AND LIABILITIES -- (0.1%)
  Other assets                                                   1,770
  Liabilities                                                   (1,836)
                                                               -------
                                                                   (66)
                                                               -------
TOTAL NET ASSETS -- 100.0%                                     $73,804
                                                               =======



SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO
FINANCIAL STATEMENTS.
                                                                             25

SCHWAB MARKETMANAGER GROWTH PORTFOLIO(TM)
SCHEDULE OF INVESTMENTS
October 31, 1998


                                               Number           Value
                                             of Shares          (000s)
                                             ---------        ---------

INVESTMENT FUNDS -- 98.8%

Accessor Value & Income Portfolio              86,962          $ 1,847
American Century: Benham
  Intermediate Term Treasury Fund             306,326            3,376
American Century: Benham
  Long Term Treasury Fund                     201,009            2,265
American Century: Income & Growth
  Institutional Fund                          525,308           14,231
American Century: Twentieth Century
  International Growth Fund                   527,543            4,653
American Century: Twentieth Century
  Ultra Fund, Institutional Class             342,987           10,674
Brinson U.S. Equity Fund, Class A             118,226            2,271
BT Investments International
  Equity Fund                                 223,017            4,906
BT Investments Small-Cap Fund                 155,759            2,385
Excelsior Value &
  Restructuring Fund                          298,782            6,244
Federated U.S. Government
  Securities Fund, 1-3 Years
  Institutional Shares                         71,504              756
Federated U.S. Government
  Securities Fund, 2-5 Years
  Institutional Shares                        595,421            6,556
Gabelli Westwood Mighty
  Mites Fund                                   10,288              103
Heritage Capital Appreciation Fund             40,469              943
Hotchkis & Wiley Equity
  Income Fund                                 141,256            2,915
Hotchkis & Wiley
  International Fund                          435,148            9,839
Janus Twenty Fund                             308,380           13,254
Janus Worldwide Fund                           55,421            2,301
Longleaf Partners Realty Fund                 373,583            5,380
Marsico Growth & Income Fund+                 336,238            4,048


                                               Number           Value
                                             of Shares          (000s)
                                             ---------        ---------

Melody 4500 Fund,
  Limited Partnership+**                      419,712         $  3,576
Morgan Stanley Institutional
  International Equity Portfolio              279,820            5,420
PIMCO Total Return
  Institutional Fund                          193,657            2,122
Rydex Series Trust Nova Fund                  109,409            3,129
Rydex Series Trust OTC Fund                    48,450            1,549
Rydex U.S. Government
  Money Market Fund                         7,485,254            7,485
Steinroe Capital Opportunity Fund+            183,584            4,599
T Rowe Price Equity Fund                      565,298           15,043
Thornburg Value Fund, Class A                 214,281            4,571
Weitz Series Hickory Fund                       7,785              211
White Oak Growth Stock Fund                   100,357            3,416
                                                              --------
Total Investment Funds
  (Cost $143,162)                                              150,068
                                                              --------


SHORT-TERM INVESTMENTS -- 0.4%

MSTC Cash Reserve Liquid
  Asset Fund, 5.26%*                          518,000              518
                                                              --------
Total Short-Term Investments
  (Cost $518)                                                      518
                                                              --------

TOTAL INVESTMENTS -- 99.2%
  (Cost $143,680)                                              150,586
                                                              --------
OTHER ASSETS AND LIABILITIES -- 0.8%
  Other assets                                                   4,595
  Liabilities                                                   (3,327)
                                                              --------
                                                                 1,268
                                                              --------
TOTAL NET ASSETS -- 100.0%                                    $151,854
                                                              ========


SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO
FINANCIAL STATEMENTS.

SCHWAB MARKETMANAGER BALANCED PORTFOLIO(TM)
SCHEDULE OF INVESTMENTS
October 31, 1998


                                               Number           Value
                                             of Shares          (000s)
                                             ---------        ---------

INVESTMENT FUNDS -- 97.3%

Accessor Value & Income Portfolio              36,922         $    784
American Century: Benham
  Intermediate Term Treasury Fund             481,195            5,303
American Century: Benham
  Long Term Treasury Fund                     199,271            2,246
American Century: Income &
  Growth Fund, Institutional Class            221,686            6,005
American Century: Twentieth Century
  International Growth Fund                   164,760            1,453
American Century: Twentieth Century
  Ultra Fund, Institutional Class             179,151            5,575
Brinson U.S. Equity Fund, Class A              51,125              982
BT Investment
  International Equity                         83,551            1,838
BT Investment Small-Cap Fund                   62,511              957
Excelsior Value &
  Restructuring Fund                          137,101            2,865
Federated U.S. Government
  Securities Fund, 1-3 Years
  Institutional Shares                        192,903            2,041
Federated U.S. Government
  Securities Fund, 2-5 Years
  Institutional Shares                        610,328            6,720
Heritage Capital Appreciation
  Fund, Class A+                               40,469              943
Hotchkis & Wiley Equity
  Income Fund                                  46,158              953
Hotchkis & Wiley
  International Fund                          186,464            4,216
Janus Twenty Fund                             110,300            4,741
Janus Worldwide Fund                           45,218            1,877
Longleaf Partners Realty Fund                 264,394            3,807
Marsico Growth & Income Fund+                 352,808            4,248

                                               Number           Value
                                             of Shares          (000s)
                                             ---------        ---------
Melody 4500 Fund,
  Limited Partnership+**                      400,000         $  3,408
PIMCO Total Return
  Institutional Fund                          942,576           10,331
Rydex Series Nova Fund                         54,705            1,565
Rydex U.S. Government
  Money Market                              4,042,220            4,042
Steinroe Capital
  Opportunity Fund+                            93,245            2,336
T Rowe Price Equity Fund                      275,624            7,334
Thornburg Value Fund, Class A                  76,657            1,635
Weitz Series Hickory Fund                       6,887              186
White Oak Growth Stock Fund                    54,933            1,870
                                                              --------
Total Investment Funds
  (Cost $86,926)                                                90,261
                                                              ========

SHORT-TERM INVESTMENTS -- 1.4%

MSTC Cash Reserve Liquid
  Asset Fund, 5.26%*                        1,308,000            1,308
                                                              --------
Total Short-Term Investments
  (Cost $1,308)                                                  1,308
                                                              --------

TOTAL INVESTMENTS -- 98.7%
  (Cost $88,234)                                                91,569
                                                              --------
OTHER ASSETS AND LIABILITIES -- 1.3%
  Other assets                                                   1,356
  Liabilities                                                     (131)
                                                              --------
                                                                 1,225
                                                              --------
TOTAL NET ASSETS -- 100.0%                                    $ 92,794
                                                              ========





SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND
NOTES TO FINANCIAL STATEMENTS.                                                27

SCHWAB MARKETMANAGER SMALL CAP PORTFOLIO(TM)
SCHEDULE OF INVESTMENTS
October 31, 1998

                                               Number           Value
                                             of Shares          (000s)
                                             ---------        ---------

INVESTMENT FUNDS -- 99.7%

Ariel Appreciation Fund                       197,315         $  7,078
Ariel Growth Fund                             128,216            5,232
Bjurman Micro Cap Growth Fund+                 13,173              209
Brazos Micro Cap Growth Fund+                  92,507              998
Eclipse Equity Fund                           195,930            2,610
Excelsior Energy & Natural
  Resources Fund                              120,589            1,316
Fremont: US Micro Cap Fund                    216,164            3,532
Jurika & Voyles Mini Cap Fund                  91,260            1,403
Longleaf Partners Realty Fund                 839,814           12,093
Longleaf Partners Small Cap Fund            1,019,221           23,789
Melody 4500 Fund,
  Limited Partnership+**                    3,030,998           25,824
Nicholas-Applegate Mini Cap
  Growth Fund+                                 89,030            1,642
Oakmark Small Cap Fund                        423,131            5,839
Oberweis Micro Cap Portfolio+                  46,253              504
PBHG Small Cap Value Fund                       8,368              102
Robertson Stephens
  Emerging Growth                             171,516            2,995
Robertson Stephens Microcap
  Growth Fund+                                231,198            2,934
Schroders Micro Cap Fund+                      11,690              175
Scudder Micro Cap Fund                        226,574            3,331
State Street Research Global
  Resources Fund                              354,391            4,618

                                               Number           Value
                                             of Shares          (000s)
                                             ---------        ---------
Steinroe Capital Opportunity
  Fund+                                       286,410         $  7,174
Turner Small Cap Fund                         202,783            4,396
Wasatch Micro Cap Fund                      1,072,521            3,668
Wasatch Micro Cap Value Fund+                 208,333              402
Weitz Series Hickory Fund                     235,250            6,366
                                                              --------
Total Investment Funds
  (Cost $135,784)                                              128,230
                                                              --------

SHORT-TERM INVESTMENTS -- 0.2%

MSTC Cash Reserve Liquid
  Asset Fund, 5.26%*                          215,000              215
                                                              --------
Total Short-Term Investments
  (Cost $215)                                                      215
                                                              --------

TOTAL INVESTMENTS -- 99.9%
  (Cost $135,999)                                              128,445
                                                              --------
OTHER ASSETS AND LIABILITIES -- 0.1%
  Other assets                                                   3,815
  Liabilities                                                   (3,713)
                                                              --------
                                                                   102
                                                              --------
TOTAL NET ASSETS -- 100.0%                                    $128,547
                                                              ========




SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND
NOTES TO FINANCIAL STATEMENTS.

NOTES TO SCHEDULES OF INVESTMENTS
October 31, 1998


  +  Non-Income Producing Security.
  *  Interest rate represents the yield on report date.
 **  See Note 3 of Notes to Financial Statements.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES (in thousands)
October 31, 1998



                                                                      Schwab MarketManager Portfolios(TM)
                                                              ---------------------------------------------------
                                                              International    Growth      Balanced    Small Cap
                                                              -------------   ---------   ----------   ----------
ASSETS
Investments, at value (Cost $69,286, $143,680, $88,234
   and $135,999, respectively)                                  $  73,870     $ 150,586    $  91,569    $ 128,445
Cash                                                                 --              10         --           --
Receivables:
   Investments sold                                                 1,582         4,478        1,216        3,753
   Fund shares sold                                                   184            93          124           56
   Dividends                                                            3            13           14            4
Miscellaneous assets                                                    1             1            2            2
                                                                ---------     ---------    ---------    ---------
     Total assets                                                  75,640       155,181       92,925      132,260
                                                                ---------     ---------    ---------    ---------
LIABILITIES
Payables:
   Investments purchased                                            1,638         3,000         --          3,600
   Fund shares redeemed                                                78           144           29           70
   Investment advisory and administration fees                       --               5            3            2
   Custodian fees                                                      34            11            4           13
Accrued expenses                                                       86           167           95           28
                                                                ---------     ---------    ---------    ---------
     Total liabilities                                              1,836         3,327          131        3,713
                                                                ---------     ---------    ---------    ---------
Net assets applicable to outstanding shares                     $  73,804     $ 151,854    $  92,794    $ 128,547
                                                                =========     =========    =========    =========
NET ASSETS CONSIST OF:
   Paid-in-capital                                              $  70,182     $ 140,486    $  87,772    $ 152,355
   Undistributed (distributions in excess of)
     net investment  income                                           (12)        1,428        1,515           22
   Accumulated net realized gain (loss) on investments sold          (950)        3,034          172      (16,276)
   Net unrealized appreciation (depreciation) on investments        4,584         6,906        3,335       (7,554)
                                                                ---------     ---------    ---------    ---------
                                                                $  73,804     $ 151,854    $  92,794    $ 128,547
                                                                =========     =========    =========    =========
PRICING OF SHARES:
   Outstanding shares, $0.00001 par value
     (unlimited shares authorized)                                  6,974        13,283        8,168       15,105
   Net asset value, offering and redemption price per share     $   10.58     $   11.43    $   11.36    $    8.51


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (in thousands)
For the year ended October 31, 1998


                                                                   Schwab MarketManager Portfolios(TM)
                                                            --------------------------------------------------
                                                            International    Growth      Balanced    Small Cap
                                                            -------------   --------     --------    ---------
Investment income:
   Dividend                                                    $  2,706     $  4,468     $  2,928     $  5,454
   Interest                                                          74          150          122          111
                                                               --------     --------     --------     --------
     Total investment income                                      2,780        4,618        3,050        5,565
                                                               --------     --------     --------     --------
Expenses:
   Investment advisory and administration fees                      595        1,083          607        1,308
   Transfer agency and shareholder service fees                     201          366          205          442
   Custodian fees                                                    19           16           15           25
   Portfolio accounting fees                                         28           50           29           64
   Registration fees                                                 28           55           35          120
   Professional fees                                                 33           38           32           51
   Shareholder reports                                               34           71           37           68
   Trustees' fees                                                     8           11            7           10
   Insurance and other expenses                                      19           20           10           12
                                                               --------     --------     --------     --------
                                                                    965        1,710          977        2,100
Less:expenses reduced (see Note 5)                                 (563)        (978)        (566)      (1,216)
                                                               --------     --------     --------     --------
     Net expenses incurred by fund                                  402          732          411          884
                                                               --------     --------     --------     --------
Net investment income                                             2,378        3,886        2,639        4,681
                                                               --------     --------     --------     --------
Net realized gain (loss) on investments:
     Net realized gain (loss) on investments sold                (3,210)       1,116         (624)     (23,840)
     Net realized gain received from underlying funds             2,360        1,940          804        7,711
                                                               --------     --------     --------     --------
       Net realized gain (loss) on investments                     (850)       3,056          180      (16,129)
                                                               --------     --------     --------     --------
Change in net unrealized appreciation (depreciation)
 on investments:
     Net unrealized appreciation (depreciation)
       on investments                                             1,021       (3,418)        (812)      (4,764)
                                                               --------     --------     --------     --------
Net gain (loss) on investments                                      171         (362)        (632)     (20,893)
                                                               --------     --------     --------     --------
Increase (decrease) in net assets resulting from operations    $  2,549     $  3,524     $  2,007     $(16,212)
                                                               ========     ========     ========     ========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (in thousands)
For the periods ended October 31,



                                                                            Schwab MarketManager Portfolios(TM)
                                                   -------------------------------------------------------------------------------
                                                       International                  Growth                       Balanced
                                                   -----------------------      --------------------       -----------------------
                                                     1998           1997         1998          1997+          1998         1997+
                                                   --------       --------      --------      --------     ---------      --------
Operations:
   Net investment income                          $   2,378      $   1,078     $   3,886     $   1,988     $   2,639     $   1,409
   Net realized gain (loss) on investments           (3,210)         1,075         1,116         2,349          (624)          804
   Net realized gain received from
     underlying funds                                 2,360            977         1,940         1,090           804           453
   Change in net unrealized appreciation
     (depreciation) on investments sold               1,021          4,087        (3,418)       10,324          (812)        4,147
                                                  ---------      ---------     ---------     ---------     ---------     ---------
   Increase (decrease) in net assets resulting
     from operations                                  2,549          7,217         3,524        15,751         2,007         6,813
                                                  ---------      ---------     ---------     ---------     ---------     ---------
Dividends to shareholders from net
   investment income                                 (2,348)        (1,090)       (3,302)       (1,148)        2,017          (520)
Dividends in excess of net investment income            (37)           (43)         --            --            --            --
Distributions to shareholders from
   net capital gains                                 (2,152)          --          (3,461)         --          (1,265)         --
                                                  ---------      ---------     ---------     ---------     ---------     ---------
   Total dividends and distributions
     to shareholders                                 (4,537)        (1,133)       (6,763)       (1,148)       (3,282)         (520)
                                                  ---------      ---------     ---------     ---------     ---------     ---------
Capital share transactions:
   Proceeds from shares sold                         28,116         46,429        68,937       140,642        56,699        69,114
   Net asset value of shares issued in
     reinvestment of dividends                        4,313          1,062         6,623         1,078         3,111           488
   Less payments for shares redeemed                (37,723)       (31,669)      (44,344)      (32,446)      (26,874)      (14,762)
                                                  ---------      ---------     ---------     ---------     ---------     ---------
   Increase (decrease) in net assets from
     capital share transactions                      (5,294)        15,822        31,216       109,274        32,936        54,840
                                                  ---------      ---------     ---------     ---------     ---------     ---------
Total increase (decrease) in net assets              (7,282)        21,906        27,977       123,877        31,661        61,133
Net assets:
   Beginning of period                               81,086         59,180       123,877          --          61,133          --
                                                  ---------      ---------     ---------     ---------     ---------     ---------
   End of period (including undistributed/
     (distributions in excess of) net
     investment income of $(12), $(43),
     $1,428, $840, $1,515, $889, $22,
     and $316, respectively)                      $  73,804      $  81,086     $ 151,854     $ 123,877     $  92,794     $  61,133
                                                  =========      =========     =========     =========     =========     =========
Number of fund shares:
   Sold                                               2,484          4,299         5,804        13,607         4,875         6,715
   Reinvested                                           424            105           596           112           284            49
   Redeemed                                          (3,399)        (2,909)       (3,798)       (3,038)       (2,362)       (1,393)
                                                  ---------      ---------     ---------     ---------     ---------     ---------
   Net increase in shares outstanding                  (491)         1,495         2,602        10,681         2,797         5,371
Shares outstanding:
   Beginning of period                                7,465          5,970        10,681          --           5,371          --
                                                  ---------      ---------     ---------     ---------     ---------     ---------
   End of period                                      6,974          7,465        13,283        10,681         8,168         5,371
                                                  =========      =========     =========     =========     =========     =========


                                                              Small Cap
                                                      --------------------------
                                                        1998            1997++
                                                      --------         --------

Operations:
   Net investment income                              $   4,681        $     316
   Net realized gain (loss) on investments              (23,840)            (159)
   Net realized gain received from
     underlying funds                                     7,711               12
   Change in net unrealized appreciation
     (depreciation) on investments sold                  (4,764)          (2,790)
                                                      ---------        ---------
   Increase (decrease) in net assets resulting
     from operations                                    (16,212)          (2,621)
                                                      ---------        ---------
Dividends to shareholders from net
   investment income                                     (4,998)            --
Dividends in excess of net investment income               (678)            --
Distributions to shareholders from
   net capital gains                                       --               --
                                                      ---------        ---------
   Total dividends and distributions
     to shareholders                                     (5,676)            --
                                                      ---------        ---------
Capital share transactions:
   Proceeds from shares sold                             27,954          218,803
   Net asset value of shares issued in
     reinvestment of dividends                            5,420             --
   Less payments for shares redeemed                    (89,989)          (9,132)
                                                      ---------        ---------
   Increase (decrease) in net assets from
     capital share transactions                         (56,615)         209,671
                                                      ---------        ---------
Total increase (decrease) in net assets                 (78,503)         207,050
Net assets:
   Beginning of period                                  207,050             --
                                                      ---------        ---------
   End of period (including undistributed/
     (distributions in excess of) net
     investment income of $(12), $(43),
     $1,428, $840, $1,515, $889, $22,
     and $316, respectively)                          $ 128,547        $ 207,050
                                                      =========        =========
Number of fund shares:
   Sold                                                   2,919           21,761
   Reinvested                                               569             --
   Redeemed                                              (9,240)            (904)
                                                      ---------        ---------
   Net increase in shares outstanding                    (5,752)          20,857
Shares outstanding:
   Beginning of period                                   20,857             --
                                                      ---------        ---------
   End of period                                         15,105           20,857
                                                      =========        =========



 + For the period from November 18, 1996 (commencement of operations) to October 31, 1997.

++ For the period from September 16, 1997 (commencement of operations) to October 31, 1997.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
32

FINANCIAL HIGHLIGHTS



                                                                      Schwab MarketManager International Portfolio(TM)
                                                                     ------------------------------------------------
                                                                            1998            1997            1996(1)
                                                                          -------          -------          -------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
Net asset value at beginning of period                                    $ 10.86          $  9.91          $ 10.00
                                                                          -------          -------          -------
Income from investment operations:
    Net investment income                                                    0.34             0.17               --
    Net realized and unrealized gains (losses) on investments                0.02          $  0.95            (0.09)
                                                                          -------          -------          -------
    Total income from investment operations                                  0.36             1.12            (0.09)

Less distributions:
    Dividends from net investment income                                    (0.34)           (0.17)              --
    Dividends from capital gains                                            (0.30)              --               --
                                                                          -------          -------          -------
    Total distributions                                                     (0.64)           (0.17)              --
                                                                          -------          -------          -------
NET ASSET VALUE AT END OF PERIOD                                          $ 10.58          $ 10.86          $  9.91
                                                                          =======          =======          =======


Total return (%)                                                             3.55            11.47            (0.90)*


RATIOS/SUPPLEMENTAL DATA (%)
----------------------------

 Ratio of net operating expenses to average net assets                       0.50             0.50             0.50**
 Reductions reflected in above expense ratio                                 0.70             0.80             2.91**
 Ratio of net investment income to average net assets                        2.96             1.40             0.52**
 Portfolio turnover rate                                                      236              179               --
 Net assets, end of period (000s)                                         $73,804          $81,086          $59,180



(1) For the period from October 16, 1996 (commencement of operations) to October 31, 1996.
 *  Not Annualized.
**  Annualized.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                              33

FINANCIAL HIGHLIGHTS


                                                  Schwab MarketManager Growth Portfolio(TM)
                                                  -----------------------------------------

                                                           1998          1997(1)
                                                         --------       --------
For a share outstanding throughout each period:
Net asset valueat beginning of period                    $  11.60       $  10.00
                                                         --------       --------
 Income from investment operations:
    Net investment income                                    0.32           0.08
    Net realized and unrealized gains  on  investments       0.11           1.66
                                                         --------       --------
    Total income from investment operations                  0.43           1.74

 Less distributions:
    Dividends from net investment income                    (0.29)         (0.14)
    Dividends from capital gains                            (0.31)          --
                                                         --------       --------
    Total distributions                                     (0.60)         (0.14)
                                                         --------       --------
 NET ASSET VALUE AT END OF PERIOD                        $  11.43       $  11.60
                                                         ========       ========

 Total return (%)                                            3.87          17.60*


RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------
 Ratio of net operating expenses to average net assets       0.50           0.50**
 Reductions reflected in above expense ratio                 0.67           0.77**
 Ratio of net investment income to average net assets        2.66           2.07**
 Portfolio turnover rate                                      384            192
 Net assets, end of period (000s)                        $151,854       $123,877



(1) For the period from November 18, 1996 (commencement of operations) to October 31, 1997.
  * Not Annualized.
 ** Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
34


                                                Schwab MarketManager Balanced Portfolio(TM)
                                                -------------------------------------------

                                                           1998          1997(1)
                                                         --------       --------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

Net asset value at beginning of period                   $  11.38       $  10.00
                                                         --------       --------

 Income from investment operations:
    Net investment income                                    0.36           0.17
    Net realized and unrealized gains  on  investments       0.18           1.34
                                                         --------       --------

    Total income from investment operations                  0.54           1.51

 Less distributions:
    Dividends from net investment income                    (0.34)         (0.13)
    Dividends from capital gains                            (0.22)            --
                                                         --------       --------

    Total distributions                                     (0.56)         (0.13)
                                                         --------       --------


 NET ASSET VALUE AT END OF PERIOD                        $  11.36       $  11.38
                                                         ========       ========


 Total return (%)                                            4.89          15.27*


RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------
 Ratio of net operating expenses to average net assets       0.50           0.50**
 Reductions reflected in above expense ratio                 0.69           0.95**
 Ratio of net investment income to average net assets        3.21           3.03**
 Portfolio turnover rate                                      353            171
 Net assets, end of period (000s)                        $ 92,794       $ 61,133



(1) For the period from November 18, 1996 (commencement of operations) to October 31, 1997.
  *  Not Annualized.
 **  Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS


                                               Schwab MarketManager Small Cap Portfolio(TM)
                                               --------------------------------------------

                                                           1998          1997(1)
                                                         --------       --------
For a share outstanding throughout each period:
Net asset valueat beginning of period                    $   9.93       $  10.00
                                                         --------       --------

 Income from investment operations:
    Net investment income                                    0.21           0.02
    Net realized and unrealized losses on investments       (1.36)         (0.09)
                                                         --------       --------
    Total income from investment operations                 (1.15)         (0.07)

 Less distributions:
    Dividends from net investment income                    (0.24)            --
    Dividends in excess of net investment income            (0.03)            --
                                                         --------       --------
    Total distributions                                     (0.27)            --
                                                         --------       --------
 NET ASSET VALUE AT END OF PERIOD                        $   8.51       $   9.93
                                                         ========       ========

 Total return (%)                                          (11.84)         (0.70)*


RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------
 Ratio of net operating expenses to average net assets       0.50           0.50**
 Reductions reflected in above expense ratio                 0.69           0.75**
 Ratio of net investment income to average net assets        2.65           1.29**
 Portfolio turnover rate                                      166             10
 Net assets, end of period (000s)                        $128,547       $207,050



(1) For the period from September 16, 1997 (commencement of operations) to October 31, 1997.
  *  Not Annualized.
 **  Annualized.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
For the year ended October 31, 1998
(All currency amounts are in thousands unless otherwise noted.)

1. DESCRIPTION OF THE FUNDS

The Schwab MarketManager Growth Portfolio(TM) (formerly Schwab One Source Portfolios Growth Allocation Fund), Schwab MarketManager Balanced Portfolio(TM) (formerly Schwab One Source Portfolios Balanced Allocation Fund), Schwab MarketManager Small Cap Portfolio(TM) (formerly Schwab One Source Portfolios Small Company Fund) and Schwab MarketManager International Portfolio(TM) (formerly Schwab One Source Portfolios International Fund) (the "Funds") are series of Schwab Capital Trust (the "Trust"), a no-load, open-end, investment management company organized as a Massachusetts business trust on May 7, 1993 and registered under the Investment Company Act of 1940, as amended (the "1940 Act").

In addition to the Funds, the Trust also offers the Schwab S&P 500 Fund, Schwab International Index Fund(R), Schwab Small-Cap Index Fund(R), Schwab MarketTrack All Equity Portfolio(TM), Schwab MarketTrack Growth Portfolio(TM) (formerly Schwab Asset Director(R) High Growth Fund), Schwab MarketTrack Balanced Portfolio(TM) (formerly Schwab Asset Director(R) Balanced Growth Fund), Schwab MarketTrack Conservative Portfolio(TM) (formerly Schwab Asset Director(R) Conservative Growth Fund) and Schwab Analytics Fund(R). The assets of each series are segregated and accounted for separately.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION--Investments in underlying funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act, for a given day. Investments in securities traded on an exchange or in the over-the-counter market value are valued at the last quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Other investments, for which no quotations are readily available, are valued at fair value as determined by the Funds' investment adviser pursuant to guidelines adopted in good faith by the Board of Trustees.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAINS (LOSSES)--Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, including accretion of discount, is recorded on the accrual basis. Realized gains and losses from security transactions are determined on an identified cost basis.

EXPENSES--Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all series of the Trust are generally allocated to each series in proportion to their relative net assets.

FEDERAL INCOME TAXES--It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each Fund is considered a separate entity for tax purposes.

The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at October 31, 1998 (for financial reporting and federal income tax purposes) is as follows:


                                                  Net Unrealized
                                                   Appreciation        Appreciated        Depreciated
      Portfolio                                   (Depreciation)       Securities         Securities
      ---------                                    ------------        ----------         ----------
      Schwab MarketManager International Portfolio(TM)$ 4,584            $4,845             $  261
      Schwab MarketManager Growth Portfolio(TM)         6,906             7,753                847
      Schwab MarketManager Balanced Portfolio(TM)       3,335             4,073                738
      Schwab MarketManager Small Cap Portfolio(TM)     (7,554)            3,212             10,766



At October 31, 1998, the unused capital loss carryforwards, for federal income tax purposes with expiration dates, are as follows:

                                                        Schwab MarketManager Portfolios(TM)
                                                -----------------------------------------------
               Capital Loss Expirations         International       Balanced          Small Cap
               ------------------------         -------------       --------         ----------

               10/31/06                             $651               $24             $17,034
                                                    ----               ---             -------
                 Total capital loss carryforward    $651               $24             $17,034
                                                    ====               ===             =======

RECLASSIFICATION--Generally accepted accounting principles require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

On the Statements of Assets and Liabilities, the following adjustments were made:

                                                    Accumulated       Undistributed
                                                   Net Realized      Net Investment
      Portfolio                                     Gain (Loss)          Income         Paid-In-Capital
      ---------                                    ------------      --------------     ---------------
      Schwab MarketManager International Portfolio(TM)   --            $   38            $   (38)
      Schwab MarketManager Growth Portfolio(TM)          --                 4                 (4)
      Schwab MarketManager Balanced Portfolio(TM)        --                 4                 (4)
      Schwab MarketManager Small Cap Portfolio(TM)       --               701               (701)

3. TRANSACTIONS WITH LIMITED PARTNERSHIPS

As of October 31, 1998, The MarketManager Growth Portfolio(TM), the MarketManager Balanced Portfolio(TM), and the MarketManager Small Cap Portfolio(TM) owned 10.9%, 10.4%, and 78.6% limited partnership ownership interests in the Melody 4500 Fund, L.P. ("Melody"), respectively. Melody invests in publicly traded securities of small to medium capitalization issuers located in the United States and will attempt to equal or exceed the total return performance of the Wilshire 4500 Index over a market cycle of 5 years. As stated in the partnership agreement, under normal market conditions, each Fund can generally redeem up to 50% of its interest upon 3 business days notice to the general partner, and the remainder of the capital account as of the last business day of any calendar month on at least 30 days prior notice to the general partner.

4. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT--The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Adviser").

For advisory services and facilities furnished, each Fund pays an annual fee, payable monthly, of 0.74% of the first $1 billion of average daily net assets, 0.69% of the next $1 billion and 0.64% of such assets over $2 billion. The Investment Adviser has reduced a portion of its fee for the year ended October 31, 1998 (see Note 5).

TRANSFER AGENCY AND SHAREHOLDER SERVICE AGREEMENTS--The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of each Fund's average daily net assets for transfer agency services and 0.20% of such assets for shareholder services. Schwab has reduced a portion of its fees For the year ended October 31, 1998, Schwab has voluntarily waived all of its transfer agency and shareholder service fees (see Note 5).

OFFICERS AND TRUSTEES--Certain officers and trustees of the Trust are also officers and/or directors of the Investment Adviser and/or Schwab. During the year ended October 31, 1998, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Funds incurred fees aggregating $36 related to the Trust's unaffiliated trustees.

5. EXPENSES REDUCED AND ABSORBED BY THE INVESTMENT ADVISER AND SCHWAB

The Investment Adviser and Schwab guarantee that through at least February 28, 1999, each Fund's total operating expenses will not exceed 0.50% of the Fund's average daily net assets, after waivers and reimbursements. For the purpose of this guarantee, operating expenses do not include interest expenses, extraordinary expenses, taxes, foreign taxes and capital items. Schwab has agreed to waive its transfer agency and shareholder service fees through at least December 31, 2001.

For the year ended October 31, 1998, the total of such fees and expenses reduced by the Investment Adviser was $362, $612, $361 and $774 for the MarketManager International, Growth, Balanced and Small Cap Portfolios, respectively, and the total of such fees reduced by Schwab was $201, $366, $205 and $442 for the MarketManager International, Growth, Balanced and Small Cap Portfolios, respectively.

6. BORROWING AGREEMENT

The Trust has a line of credit arrangement with The Bank of New York whereby the Trust may borrow on behalf of the Funds an aggregate amount of up to $150 million on a temporary basis to fund shareholder redemptions. Amounts borrowed under this arrangement bear interest at periodically negotiated rates and may be collateralized by the assets of the Funds. During the year ended October 31, 1998, no borrowings were made under this arrangement on behalf of the Funds.

7. INVESTMENT TRANSACTIONS

Aggregate purchases and sales of investment securities, other than short-term obligations, for the year ended October 31, 1998, were as follows:


                                                                             Proceeds of
                                                                              sales and
            Portfolio                                         Purchases       maturities
            ---------                                        -----------      ----------
            Schwab MarketManager International Portfolio(TM)  $185,670         $185,904
            Schwab MarketManager Growth Portfolio(TM)          574,431          536,392
            Schwab MarketManager Balanced Portfolio(TM)        311,259          276,016
            Schwab MarketManager Small Cap Portfolio(TM)       288,547          326,956

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees and Shareholders of Schwab MarketManager International Portfolio(TM),
Schwab MarketManager Growth Portfolio(TM),
Schwab MarketManager Balanced Portfolio(TM), and
Schwab MarketManager Small Cap Portfolio(TM):

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab MarketManager International Portfolio(TM) (formerly Schwab OneSource Portfolios -- International), Schwab MarketManager Growth Portfolio(TM) (formerly Schwab OneSource Portfolios -- Growth Allocation), Schwab MarketManager Balanced Portfolio(TM) (formerly Schwab OneSource Portfolios -- Balanced Allocation), and Schwab MarketManager Small Cap Portfolio(TM) (formerly Schwab OneSource Portfolios -- Small Company) (four series constituting part of Schwab Capital Trust, hereafter referred to as the "Funds") at October 31, 1998, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
San Francisco, CA
December 8, 1998

THE SCHWABFUNDS FAMILY-REGISTERED TRADEMARK-

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 1-800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.

SCHWAB ASSET ALLOCATION FUNDS
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Schwab MarketManager Growth Portfolio
Schwab MarketManager Balanced Portfolio

SCHWAB STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund-Registered Trademark-
Schwab Analytics Fund-Registered Trademark-
Schwab Small-Cap Index Fund-Registered Trademark-
Schwab MarketManager Small-Cap Portfolio
Schwab International Index Fund-Registered Trademark-
Schwab MarketManager International Portfolio

SCHWAB BOND FUNDS
Schwab Total Bond Market Index Fund
Schwab Short-Term Bond Market Index Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate
  Tax-Free Bond Fund

SCHWAB MONEY MARKET FUNDS
Schwab offers an array of money market funds(1) that seek high current income with safety and liquidity. Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments.-Registered Trademark-

(1)Investments in money market funds are neither insured nor guaranteed by the
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   maintain a stable share price of $1.

SCHWABFUNDS
FAMILY-Registered Trademark-

101 Montgomery Street
San Francisco, California 94104
















INVESTMENT ADVISOR
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
101 Montgomery Street, San Francisco, CA 94104

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

-C- 1998 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper. CRS 20415 (1298-4860) MKT3810(12/98)